SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Financial Statements

December 31, 2025

(With Report of Independent Registered Public Accounting Firm Thereon)

SECURIAN LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Financial Statements

December 31, 2025

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Securian Life Insurance Company and Policy Owners of Securian Life Variable Universal Life:

Opinion on the Financial Statements

We have audited the accompanying statements of assets, liabilities, and policy owners’ equity of the sub-accounts listed in the Appendix that comprise Securian Life Variable Universal Life (the Sub-Accounts), as of December 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods indicated in the Appendix, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2025, the results of their operations for the year then ended, and the changes in their net assets for each of the years or periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with custodians and transfer agents of the underlying investments. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We or our predecessor firms have served as the Separate Account’s auditor since 2007.

Columbus, Ohio

March 20, 2026

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix – Securian Life Variable Universal Life Account

Statement of assets, liabilities, and policy owners’ equity as of December 31, 2025, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, except as denoted below.

American Funds IS® Capital World Bond Fund – Class 2 Shares (Amer Funds IS Capital World Bond Cl 2)

American Funds IS® Global Growth Fund – Class 1 Shares (Amer Funds IS Global Growth Cl 1)

American Funds IS® New World Fund® – Class 1 Shares (Amer Funds IS New World Cl 1)

Fidelity® VIP Equity-Income Portfolio – Initial Class (Fidelity VIP Equity-Income IC)

Fidelity® VIP High Income Portfolio – Initial Class (Fidelity VIP High lnc IC)

Janus Aspen Series – Janus Henderson Forty Portfolio – Service Shares (Janus Henderson Forty SS)

Janus Aspen Series – Janus Henderson Overseas Portfolio – Service Shares (Janus Henderson Overseas SS)

Morningstar Balanced ETF Asset Allocation Portfolio – Class I Shares (Morningstar Balanced ETF Cl I)

Morningstar Growth ETF Asset Allocation Portfolio – Class I Shares (Morningstar Growth ETF Cl I)

Morningstar Income and Growth Asset Allocation Portfolio – Class I Shares (Morningstar Inc & Gro Asset All Cl I)

Nomura VIP Balanced Series – Service Class Shares (Nomura VIP Balanced Ser Cl)

Nomura VIP Core Equity Series – Service Class Shares (Nomura VIP Core Equity Ser Cl)

Nomura VIP High Income Series – Service Class Shares (Nomura VIP High Income Ser Cl)

Nomura VIP International Core Equity Series – Service Class Shares (Nomura VIP Intl Core Equity Ser Cl)

Nomura VIP Small Cap Growth Series – Service Class Shares (Nomura VIP Small Cap Growth Ser Cl)

Nomura VIP Smid Cap Core Series – Service Class Shares (Nomura VIP Smid Cap Core Ser Cl)

Nomura VIP Value Series – Service Class Shares (Nomura VIP Value Ser Cl)

Securian Funds Trust – SFT Core Bond Fund – Class 2 Shares (SFT Core Bond Cl 2)

Securian Funds Trust – SFT Government Money Market Fund (SFT Govt Money Market)

Securian Funds Trust – SFT Index 400 Mid-Cap Fund – Class 2 Shares (SFT Index 400 MC Cl 2)

Securian Funds Trust – SFT Index 500 Fund – Class 2 Shares (SFT Index 500 Cl 2)

Securian Funds Trust – SFT Macquarie Growth Fund (SFT Macquarie Growth)

Securian Funds Trust – SFT Macquarie Small Cap Growth Fund (SFT Macquarie Small Cap Growth)

Securian Funds Trust – SFT Real Estate Securities Fund – Class 2 Shares (SFT Real Estate Cl 2)

Securian Funds Trust – SFT Wellington Core Equity Fund – Class 1 Shares (SFT Wellington Core Equity Cl 1)

Vanguard® Variable Insurance Fund Diversified Value Portfolio (Vanguard VIF Diversified Value)

Vanguard® Variable Insurance Fund Total Bond Market Portfolio (Vanguard VIF Total Bond Market)

2

Securian Life Variable Universal Life Account

Statements of Assets, Liabilities, and Policy Owners’ Equity

December 31, 2025

	$		$		$		$		$
	Segregated Sub-Accounts*
	Amer Funds IS Capital World Bond Cl 2		Amer Funds IS Global Growth Cl 1		Fidelity VIP Equity- Income IC		Fidelity VIP High lnc IC		Janus Henderson Forty SS
Assets
Investments at net asset value		$12,447		$8,955		$19,247		$5,682		$1,892,653
Receivable from Securian Life for policy purchase payments		–		–		–		–		–

Total assets		12,447		8,955		19,247		5,682		1,892,653

Liabilities
Payable for investments purchased		–		–		–		–		–

Total liabilities		–		–		–		–		–

Net assets applicable to policy owners		$12,447		$8,955		$19,247		$5,682		$1,892,653

Policy Owners’ Equity
Total policy owners’ equity		$12,447		$8,955		$19,247		$5,682		$1,892,653

Investment shares		1,231		231		654		1,164		36,488
Investments at cost		$12,034		$8,673		$19,472		$5,852		$1,492,128

*	See Note 1 for the full name of each segregated Sub-Account.

See accompanying notes to financial statements.

3	(Continued)

Securian Life Variable Universal Life Account

Statements of Assets, Liabilities, and Policy Owners’ Equity

December 31, 2025

	$		$		$		$		$
	Segregated Sub-Accounts*
	Janus Henderson Overseas SS		Morningstar Balanced ETF Cl I		Morningstar Growth ETF Cl I		Morningstar Inc & Gro Asset All Cl I		Nomura VIP Balanced Ser Cl
Assets
Investments at net asset value		$1,345		$485		$159,024		$702		$22,415
Receivable from Securian Life for policy purchase payments		–		–		–		–		–

Total assets		1,345		485		159,024		702		22,415

Liabilities
Payable for investments purchased		–		–		–		–		–

Total liabilities		–		–		–		–		–

Net assets applicable to policy owners		$1,345		$485		$159,024		$702		$22,415

Policy Owners’ Equity
Total policy owners’ equity		$1,345		$485		$159,024		$702		$22,415

Investment shares		25		44		11,608		73		3,433
Investments at cost		$1,310		$507		$145,174		$709		$21,594

*	See Note 1 for the full name of each segregated Sub-Account.

See accompanying notes to financial statements.

4	(Continued)

Securian Life Variable Universal Life Account

Statements of Assets, Liabilities, and Policy Owners’ Equity

December 31, 2025

	$		$		$		$		$
	Segregated Sub-Accounts*
	Nomura VIP Core Equity Ser Cl		Nomura VIP Intl Core Equity Ser Cl		Nomura VIP Small Cap Growth Ser Cl		Nomura VIP Smid Cap Core Ser Cl		Nomura VIP Value Ser Cl
Assets
Investments at net asset value		$1,204		$1,539		$142		$1,354		$637
Receivable from Securian Life for policy purchase payments		–		–		–		–		–

Total assets		1,204		1,539		142		1,354		637

Liabilities
Payable for investments purchased		–		–		–		–		–

Total liabilities		–		–		–		–		–

Net assets applicable to policy owners		$1,204		$1,539		$142		$1,354		$637

Policy Owners’ Equity
Total policy owners’ equity		$1,204		$1,539		$142		$1,354		$637

Investment shares		86		79		19		100		144
Investments at cost		$1,188		$1,494		$141		$1,317		$623

*	See Note 1 for the full name of each segregated Sub-Account.

See accompanying notes to financial statements.

5	(Continued)

Securian Life Variable Universal Life Account

Statements of Assets, Liabilities, and Policy Owners’ Equity

December 31, 2025

	$		$		$		$		$
	Segregated Sub-Accounts*
	SFT Core Bond Cl 2		SFT Govt Money Market		SFT Index 400 MC Cl 2		SFT Index 500 Cl 2		SFT Macquarie Growth
Assets
Investments at net asset value		$19,149		$64,882		$508,300		$837,624		$920,805
Receivable from Securian Life for policy purchase payments		–		315		–		–		–

Total assets		19,149		65,197		508,300		837,624		920,805

Liabilities
Payable for investments purchased		–		315		–		–		–

Total liabilities		–		315		–		–		–

Net assets applicable to policy owners		$19,149		$64,882		$508,300		$837,624		$920,805

Policy Owners’ Equity
Total policy owners’ equity		$19,149		$64,882		$508,300		$837,624		$920,805

Investment shares		7,335		64,882		55,710		28,646		18,276
Investments at cost		$18,506		$64,882		$232,454		$531,525		$448,135

*	See Note 1 for the full name of each segregated Sub-Account.

See accompanying notes to financial statements.

6	(Continued)

Securian Life Variable Universal Life Account

Statements of Assets, Liabilities, and Policy Owners’ Equity

December 31, 2025

	$		$		$		$		$
	Segregated Sub-Accounts*
	SFT Macquarie Small Cap Growth		SFT Real Estate Cl 2		SFT Wellington Core Equity Cl 1		Vanguard VIF Diversified Value		Vanguard VIF Total Bond Market
Assets
Investments at net asset value		$2,509		$977		$155,516		$41,174		$4,831
Receivable from Securian Life for policy purchase payments		–		–		1		–		–

Total assets		2,509		977		155,517		41,174		4,831

Liabilities
Payable for investments purchased		–		–		1		–		–

Total liabilities		–		–		1		–		–

Net assets applicable to policy owners		$2,509		$977		$155,516		$41,174		$4,831

Policy Owners’ Equity
Total policy owners’ equity		$2,509		$977		$155,516		$41,174		$4,831

Investment shares		88		142		4,015		2,357		447
Investments at cost		$2,397		$985		$87,746		$37,938		$4,822

*	See Note 1 for the full name of each segregated Sub-Account.

See accompanying notes to financial statements.

7	(Continued)

Securian Life Variable Universal Life Account

Statements of Operations

Year ended December 31, 2025

	$	$	$	$	$
	Segregated Sub-Accounts*
	Amer Funds IS Capital World Bond Cl 2	Amer Funds IS Global Growth Cl 1	Fidelity VIP Equity- Income IC	Fidelity VIP High lnc IC	Janus Henderson Forty SS
Net investment income (loss)
Dividend income	$361	$87	$179	$325	$5
Fees waived (Note 3)	–	–	–	–	–

Net investment income (loss)	361	87	179	325	5

Net realized and unrealized gains (losses) on investments
Capital gain distributions	–	485	562	–	233,881
Net realized gain (loss) on shares redeemed	118	68	897	113	16,003
Net change in unrealized appreciation (depreciation) on investments	631	443	585	6	39,606

Net gains (losses) on investments	749	996	2,044	119	289,490

Net increase (decrease) in net assets resulting from operations	$1,110	$1,083	$2,223	$444	$289,495

	Segregated Sub-Accounts*
	Janus Henderson Overseas SS	Morningstar Balanced ETF Cl I	Morningstar Growth ETF Cl I	Morningstar Inc & Gro Asset All Cl I	Nomura VIP Balanced Ser Cl
Net investment income (loss)
Dividend income	$11	$4	$2,467	$2	$232
Fees waived (Note 3)	–	–	–	–	–

Net investment income (loss)	11	4	2,467	2	232

Net realized and unrealized gains (losses) on investments
Capital gain distributions	–	21	10,587	8	702
Net realized gain (loss) on shares redeemed	133	25	246	44	1,167
Net change in unrealized appreciation (depreciation) on investments	74	(13)	10,939	4	72

Net gains (losses) on investments	207	33	21,772	56	1,941

Net increase (decrease) in net assets resulting from operations	$218	$37	$24,239	$58	$2,173

*	See Note 1 for the full name of each segregated Sub-Account.

See accompanying notes to financial statements.

8	(Continued)

Securian Life Variable Universal Life Account

Statements of Operations

Year ended December 31, 2025

	$	$	$	$	$
	Segregated Sub-Accounts*
	Nomura VIP Core Equity Ser Cl	Nomura VIP High Income Ser Cl	Nomura VIP Intl Core Equity Ser Cl	Nomura VIP Small Cap Growth Ser Cl	Nomura VIP Smid Cap Core Ser Cl
Net investment income (loss)
Dividend income	$2	$–	$4	$–	$1
Fees waived (Note 3)	–	–	–	–	–

Net investment income (loss)	2	–	4	–	1

Net realized and unrealized gains (losses) on investments
Capital gain distributions	168	–	54	–	40
Net realized gain (loss) on shares redeemed	(3)	(2)	102	11	(1)
Net change in unrealized appreciation (depreciation) on investments	13	3	82	2	22

Net gains (losses) on investments	178	1	238	13	61

Net increase (decrease) in net assets resulting from operations	$180	$1	$242	$13	$62

	Segregated Sub-Accounts*
	Nomura VIP Value Ser Cl	SFT Core Bond Cl 2	SFT Govt Money Market	SFT Index 400 MC Cl 2	SFT Index 500 Cl 2
Net investment income (loss)
Dividend income	$11	$–	$2,769	$–	$–
Fees waived (Note 3)	–	–	–	–	–

Net investment income (loss)	11	–	2,769	–	–

Net realized and unrealized gains (losses) on investments
Capital gain distributions	52	–	–	–	–
Net realized gain (loss) on shares redeemed	(43)	793	–	9,487	21,414
Net change in unrealized appreciation (depreciation) on investments	26	434	–	23,256	103,050

Net gains (losses) on investments	35	1,227	–	32,743	124,464

Net increase (decrease) in net assets resulting from operations	$46	$1,227	$2,769	$32,743	$124,464

*	See Note 1 for the full name of each segregated Sub-Account.

See accompanying notes to financial statements.

9	(Continued)

Securian Life Variable Universal Life Account

Statements of Operations

Year ended December 31, 2025

	$		$		$		$		$
	Segregated Sub-Accounts*
	SFT Macquarie Growth		SFT Macquarie Small Cap Growth		SFT Real Estate Cl 2		SFT Wellington Core Equity Cl 1		Vanguard VIF Diversified Value
Net investment income (loss)
Dividend income		$–		$–		$–		$–	$515
Fees waived (Note 3)		–		–		–		245	–

Net investment income (loss)		–		–		–		245	515

Net realized and unrealized gains (losses) on investments
Capital gain distributions		–		–		–		–	2,695
Net realized gain (loss) on shares redeemed		23,424		185		(2)		13,878	(33)
Net change in unrealized appreciation (depreciation) on investments		50,865		90		27		6,095	2,158

Net gains (losses) on investments		74,289		275		25		19,973	4,820

Net increase (decrease) in net assets resulting from operations		$74,289		$275		$25		$20,218	$5,335

									Segregated Sub-Accounts*

									Vanguard VIF Total Bond Market
Net investment income (loss)
Dividend income									$152
Fees waived (Note 3)									–

Net investment income (loss)									152

Net realized and unrealized gains (losses) on investments
Capital gain distributions									–
Net realized gain (loss) on shares redeemed									(34)
Net change in unrealized appreciation (depreciation) on investments									67

Net gains (losses) on investments									33

Net increase (decrease) in net assets resulting from operations									$185

*	See Note 1 for the full name of each segregated Sub-Account.

See accompanying notes to financial statements.

10	(Continued)

Securian Life Variable Universal Life Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	$		$		$		$		$
	Segregated Sub-Accounts*
	Amer Funds IS Capital World Bond Cl 2		Amer Funds IS Global Growth Cl 1		Fidelity VIP Equity- Income IC		Fidelity VIP High lnc IC		Janus Henderson Forty SS
Year ended December 31, 2024
Operations
Net investment income (loss)		$275		$63		$158		$240		$159
Net realized gains (losses) on investments		73		756		2,766		272		111,878
Net change in unrealized appreciation (depreciation) on investments		(728)		(437)		(1,113)		(211)		255,944

Net increase (decrease) in net assets resulting from operations		(380)		382		1,811		301		367,981

Policy transactions (Notes 3 and 6)
Policy purchase payments		2,230		11,550		45,742		8,320		5,514
Policy terminations, withdrawal payments and charges		(2,766)		(11,789)		(46,775)		(7,763)		(45,662)

Increase (decrease) in net assets from policy transactions		(536)		(239)		(1,033)		557		(40,148)

Increase (decrease) in net assets		(916)		143		778		858		327,833
Net assets at the beginning of year		13,314		5,841		15,572		3,619		1,324,204

Net assets at the end of year		$12,398		$5,984		$16,350		$4,477		$1,652,037

Year ended December 31, 2025
Operations
Net investment income (loss)		$361		$87		$179		$325		$5
Net realized gains (losses) on investments		118		553		1,459		113		249,884
Net change in unrealized appreciation (depreciation) on investments		631		443		585		6		39,606

Net increase (decrease) in net assets resulting from operations		1,110		1,083		2,223		444		289,495

Policy transactions (Notes 3 and 6)
Policy purchase payments		1,915		14,022		47,413		9,957		5,715
Policy terminations, withdrawal payments and charges		(2,976)		(12,134)		(46,739)		(9,196)		(54,594)

Increase (decrease) in net assets from policy transactions		(1,061)		1,888		674		761		(48,879)

Increase (decrease) in net assets		49		2,971		2,897		1,205		240,616
Net assets at the beginning of year		12,398		5,984		16,350		4,477		1,652,037

Net assets at the end of year		$12,447		$8,955		$19,247		$5,682		$1,892,653

*	See Note 1 for the full name of each segregated Sub-Account.

See accompanying notes to financial statements.

11	(Continued)

Securian Life Variable Universal Life Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	$		$		$		$		$
	Segregated Sub-Accounts*
	Janus Henderson Overseas SS		Morningstar Balanced ETF Cl I		Morningstar Growth ETF Cl I		Morningstar Inc & Gro Asset All Cl I		Nomura VIP Balanced Ser Cl
Year ended December 31, 2024
Operations
Net investment income (loss)		$11		$3		$2,206		$2		$196
Net realized gains (losses) on investments		129		30		1,961		34		2,759
Net change in unrealized appreciation (depreciation) on investments		(94)		(13)		11,143		(17)		(585)

Net increase (decrease) in net assets resulting from operations		46		20		15,310		19		2,370

Policy transactions (Notes 3 and 6)
Policy purchase payments		4,640		1,618		11,563		7,095		20,632
Policy terminations, withdrawal payments and charges		(4,727)		(1,609)		(11,942)		(7,082)		(22,728)

Increase (decrease) in net assets from policy transactions		(87)		9		(379)		13		(2,096)

Increase (decrease) in net assets		(41)		29		14,931		32		274
Net assets at the beginning of year		1,252		226		120,375		599		19,976

Net assets at the end of year		$1,211		$255		$135,306		$631		$20,250

Year ended December 31, 2025
Operations
Net investment income (loss)		$11		$4		$2,467		$2		$232
Net realized gains (losses) on investments		133		46		10,833		52		1,869
Net change in unrealized appreciation (depreciation) on investments		74		(13)		10,939		4		72

Net increase (decrease) in net assets resulting from operations		218		37		24,239		58		2,173

Policy transactions (Notes 3 and 6)
Policy purchase payments		3,865		1,950		12,377		7,358		21,063
Policy terminations, withdrawal payments and charges		(3,949)		(1,757)		(12,898)		(7,345)		(21,071)

Increase (decrease) in net assets from policy transactions		(84)		193		(521)		13		(8)

Increase (decrease) in net assets		134		230		23,718		71		2,165
Net assets at the beginning of year		1,211		255		135,306		631		20,250

Net assets at the end of year		$1,345		$485		$159,024		$702		$22,415

*	See Note 1 for the full name of each segregated Sub-Account.

See accompanying notes to financial statements.

12	(Continued)

Securian Life Variable Universal Life Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	$		$		$		$		$
	Segregated Sub-Accounts*
	Nomura VIP Core Equity Ser Cl		Nomura VIP High Income Ser Cl		Nomura VIP Intl Core Equity Ser Cl		Nomura VIP Small Cap Growth Ser Cl		Nomura VIP Smid Cap Core Ser Cl
Year ended December 31, 2024
Operations
Net investment income (loss)		$4		$84		$11		$–		$3
Net realized gains (losses) on investments		265		84		76		18		173
Net change in unrealized appreciation (depreciation) on investments		(66)		(98)		(72)		(7)		(63)

Net increase (decrease) in net assets resulting from operations		203		70		15		11		113

Policy transactions (Notes 3 and 6)
Policy purchase payments		2,740		2,540		1,957		337		2,106
Policy terminations, withdrawal payments and charges		(2,677)		(4,560)		(1,484)		(331)		(2,261)

Increase (decrease) in net assets from policy transactions		63		(2,020)		473		6		(155)

Increase (decrease) in net assets		266		(1,950)		488		17		(42)
Net assets at the beginning of year		971		2,322		768		106		1,148

Net assets at the end of year		$1,237		$372		$1,256		$123		$1,106

Year ended December 31, 2025
Operations
Net investment income (loss)		$2		$–		$4		$–		$1
Net realized gains (losses) on investments		165		(2)		156		11		39
Net change in unrealized appreciation (depreciation) on investments		13		3		82		2		22

Net increase (decrease) in net assets resulting from operations		180		1		242		13		62

Policy transactions (Notes 3 and 6)
Policy purchase payments		2,497		–		2,363		370		2,459
Policy terminations, withdrawal payments and charges		(2,710)		(373)		(2,322)		(364)		(2,273)

Increase (decrease) in net assets from policy transactions		(213)		(373)		41		6		186

Increase (decrease) in net assets		(33)		(372)		283		19		248
Net assets at the beginning of year		1,237		372		1,256		123		1,106

Net assets at the end of year		$1,204		$–		$1,539		$142		$1,354

* See Note 1 for the full name of each segregated Sub-Account.

See accompanying notes to financial statements.

13	(Continued)

Securian Life Variable Universal Life Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	$		$		$		$		$
	Segregated Sub-Accounts*
	Nomura VIP Value Ser Cl		SFT Core Bond Cl 2		SFT Govt Money Market		SFT Index 400 MC Cl 2		SFT Index 500 Cl 2
Year ended December 31, 2024
Operations
Net investment income (loss)		$8		$–		$3,062		$–		$–
Net realized gains (losses) on investments		108		641		–		9,269		13,858
Net change in unrealized appreciation (depreciation) on investments		(53)		(531)		–		49,065		131,909

Net increase (decrease) in net assets resulting from operations		63		110		3,062		58,334		145,767

Policy transactions (Notes 3 and 6)
Policy purchase payments		1,955		13,476		214,166		1,452		46,884
Policy terminations, withdrawal payments and charges		(2,086)		(14,659)		(204,716)		(14,571)		(66,297)

Increase (decrease) in net assets from policy transactions		(131)		(1,183)		9,450		(13,119)		(19,413)

Increase (decrease) in net assets		(68)		(1,073)		12,512		45,215		126,354
Net assets at the beginning of year		673		19,736		73,256		444,230		611,034

Net assets at the end of year		$605		$18,663		$85,768		$489,445		$737,388

Year ended December 31, 2025
Operations
Net investment income (loss)		$11		$–		$2,769		$–		$–
Net realized gains (losses) on investments		9		793		–		9,487		21,414
Net change in unrealized appreciation (depreciation) on investments		26		434		–		23,256		103,050

Net increase (decrease) in net assets resulting from operations		46		1,227		2,769		32,743		124,464

Policy transactions (Notes 3 and 6)
Policy purchase payments		1,514		13,060		232,700		1,825		42,699
Policy terminations, withdrawal payments and charges		(1,528)		(13,801)		(256,355)		(15,713)		(66,927)

Increase (decrease) in net assets from policy transactions		(14)		(741)		(23,655)		(13,888)		(24,228)

Increase (decrease) in net assets		32		486		(20,886)		18,855		100,236
Net assets at the beginning of year		605		18,663		85,768		489,445		737,388

Net assets at the end of year		$637		$19,149		$64,882		$508,300		$837,624

*	See Note 1 for the full name of each segregated Sub-Account.

See accompanying notes to financial statements.

14	(Continued)

Securian Life Variable Universal Life Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

	Segregated Sub-Accounts*
	SFT Macquarie Growth	SFT Macquarie Small Cap Growth	SFT Real Estate Cl 2	SFT Wellington Core Equity Cl 1	Vanguard VIF Diversified Value
Year ended December 31, 2024
Operations
Net investment income (loss)	$–	$–	$–	$326	$475
Net realized gains (losses) on investments	19,507	248	136	13,613	4,723
Net change in unrealized appreciation (depreciation) on investments	150,976	(58)	(89)	19,620	(1,388)

Net increase (decrease) in net assets resulting from operations	170,483	190	47	33,559	3,810

Policy transactions (Notes 3 and 6)
Policy purchase payments	7,120	3,453	1,887	6,514	26,472
Policy terminations, withdrawal payments and charges	(27,176)	(2,919)	(1,902)	(24,279)	(23,377)

Increase (decrease) in net assets from policy transactions	(20,056)	534	(15)	(17,765)	3,095

Increase (decrease) in net assets	150,427	724	32	15,794	6,905
Net assets at the beginning of year	721,611	1,522	700	138,643	26,800

Net assets at the end of year	$872,038	$2,246	$732	$154,437	$33,705

Year ended December 31, 2025
Operations
Net investment income (loss)	$–	$–	$–	$245	$515
Net realized gains (losses) on investments	23,424	185	(2)	13,878	2,662
Net change in unrealized appreciation (depreciation) on investments	50,865	90	27	6,095	2,158

Net increase (decrease) in net assets resulting from operations	74,289	275	25	20,218	5,335

Policy transactions (Notes 3 and 6)
Policy purchase payments	5,796	3,832	2,233	4,943	31,532
Policy terminations, withdrawal payments and charges	(31,318)	(3,844)	(2,013)	(24,082)	(29,398)

Increase (decrease) in net assets from policy transactions	(25,522)	(12)	220	(19,139)	2,134

Increase (decrease) in net assets	48,767	263	245	1,079	7,469
Net assets at the beginning of year	872,038	2,246	732	154,437	33,705

Net assets at the end of year	$920,805	$2,509	$977	$155,516	$41,174

*	See Note 1 for the full name of each segregated Sub-Account.

See accompanying notes to financial statements.

15	(Continued)

Securian Life Variable Universal Life Account

Statements of Changes in Net Assets

Years ended December 31, 2025 and 2024

Segregated Sub-Accounts*

Vanguard VIF Total Bond Market
Year ended December 31, 2024
Operations
Net investment income (loss)	$116
Net realized gains (losses) on investments	–
Net change in unrealized appreciation (depreciation) on investments	(165)

Net increase (decrease) in net assets resulting from operations	(49)

Policy transactions (Notes 3 and 6)
Policy purchase payments	12,585
Policy terminations, withdrawal payments and charges	(12,254)

Increase (decrease) in net assets from policy transactions	331

Increase (decrease) in net assets	282
Net assets at the beginning of year	3,882

Net assets at the end of year	$4,164

Year ended December 31, 2025
Operations
Net investment income (loss)	$152
Net realized gains (losses) on investments	(34)
Net change in unrealized appreciation (depreciation) on investments	67

Net increase (decrease) in net assets resulting from operations	185

Policy transactions (Notes 3 and 6)
Policy purchase payments	15,465
Policy terminations, withdrawal payments and charges	(14,983)

Increase (decrease) in net assets from policy transactions	482

Increase (decrease) in net assets	667
Net assets at the beginning of year	4,164

Net assets at the end of year	$4,831

*	See Note 1 for the full name of each segregated Sub-Account.

See accompanying notes to financial statements.

16	(Continued)

Securian Life Variable Universal Life Account

Notes to Financial Statements

December 31, 2025

(1)	Organization and Basis of Presentation

The Securian Life Variable Universal Life Account (the Account) was established on December 1, 2004 as a segregated asset account of Securian Life Insurance Company (Securian Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account currently offers one type of policy consisting of twenty-seven segregated sub-accounts (collectively, the Sub-Accounts) to which policy owners may allocate their purchase payments. Such payments are then invested in shares of the portfolios. The Account currently does not charge a mortality and expense risk charge

The assets of each segregated Sub-Account are held for the exclusive benefit of the group-sponsored variable universal life insurance policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Securian Life. The Account currently offers the following Sub-Accounts:

Full Name	Abbreviated Name
American Funds IS® Capital World Bond Fund – Class 2 Shares	Amer Funds IS Capital World Bond Cl 2

American Funds IS® Global Growth Fund – Class 1 Shares	Amer Funds IS Global Growth Cl 1

American Funds IS® New World Fund® – Class 1 Shares	Amer Funds IS New World Cl 1

Fidelity® VIP Equity-Income Portfolio – Initial Class	Fidelity VIP Equity-Income IC

Fidelity® VIP High Income Portfolio – Initial Class	Fidelity VIP High lnc IC

Janus Aspen Series – Janus Henderson Forty Portfolio – Service Shares	Janus Henderson Forty SS

Janus Aspen Series – Janus Henderson Overseas Portfolio – Service Shares	Janus Henderson Overseas SS

Morningstar Balanced ETF Asset Allocation Portfolio – Class I Shares	Morningstar Balanced ETF Cl I

Morningstar Growth ETF Asset Allocation Portfolio – Class I Shares	Morningstar Growth ETF Cl I

Morningstar Income and Growth Asset Allocation Portfolio – Class I Shares	Morningstar Inc & Gro Asset All Cl I

Nomura VIP Balanced Series – Service Class Shares	Nomura VIP Balanced Ser Cl

Nomura VIP Core Equity Series – Service Class Shares	Nomura VIP Core Equity Ser Cl

Nomura VIP High Income Series – Service Class Shares	Nomura VIP High Income Ser Cl

Nomura VIP International Core Equity Series – Service Class Shares	Nomura VIP Intl Core Equity Ser Cl

Nomura VIP Small Cap Growth Series – Service Class Shares	Nomura VIP Small Cap Growth Ser Cl

Nomura VIP Smid Cap Core Series – Service Class Shares	Nomura VIP Smid Cap Core Ser Cl

Nomura VIP Value Series – Service Class Shares	Nomura VIP Value Ser Cl

Securian Funds Trust – SFT Core Bond Fund – Class 2 Shares	SFT Core Bond Cl 2

Securian Funds Trust – SFT Government Money Market Fund	SFT Govt Money Market

Securian Funds Trust – SFT Index 400 Mid – Cap Fund – Class 2 Shares	SFT Index 400 MC Cl 2

Securian Funds Trust – SFT Index 500 Fund – Class 2 Shares	SFT Index 500 Cl 2

Securian Funds Trust – SFT Macquarie Growth Fund	SFT Macquarie Growth

Securian Funds Trust – SFT Macquarie Small Cap Growth Fund	SFT Macquarie Small Cap Growth

17	(Continued)

Securian Life Variable Universal Life Account

Notes to Financial Statements

(1)	Organization and Basis of Presentation – (continued)

Full Name	Abbreviated Name

Securian Funds Trust – SFT Real Estate Securities Fund – Class 2 Shares	SFT Real Estate Cl 2

Securian Funds Trust – SFT Wellington Core Equity Fund – Class 1 Shares	SFT Wellington Core Equity Cl 1

Vanguard® Variable Insurance Fund Diversified Value Portfolio	Vanguard VIF Diversified Value

Vanguard® Variable Insurance Fund Total Bond Market Portfolio	Vanguard VIF Total Bond Market

The Securian Funds Trust was organized by Minnesota Life as an investment vehicle for its variable life insurance policies and variable annuity contracts. Securian Funds Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, each of whose Funds operate as a no-load, diversified open-end management investment company, except that the SFT Macquarie Growth Fund operates as non-diversified, open-end management investment company.

Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Securian Asset Management (Securian AM) acts as the investment advisor for the Securian Funds Trust. Both Securian and Securian AM are affiliate companies of Securian Life.

The following Sub-Accounts had name changes during 2024 and 2025:

Former Name	Current Name	Effective Date

Delaware Ivy VIP Balanced – Class II Shares	Macquarie VIP Balanced Series – Service Class Shares	May 1, 2024

Delaware Ivy VIP Core Equity – Class II Shares	Macquarie VIP Core Equity Series – Service Class Shares	May 1, 2024

Delaware Ivy VIP High Income – Class II Shares	Macquarie VIP High Income Series – Service Class Shares	May 1, 2024

Delaware Ivy VIP International Core Equity – Class II Shares	Macquarie VIP International Core Equity Series – Service Class Shares	May 1, 2024

Delaware Ivy VIP Small Cap Growth – Class II Shares	Macquarie VIP Small Cap Growth Series – Service Class Shares	May 1, 2024

Delaware Ivy VIP Smid Cap Core – Class II Shares	Macquarie VIP Smid Cap Core Series – Service Class Shares	May 1, 2024

Delaware Ivy VIP Value – Class II Shares	Macquarie VIP Value Series – Service Class Shares	May 1, 2024

Securian Funds Trust – SFT Delaware IvySM Growth Fund	Securian Funds Trust – SFT Macquarie Growth Fund	December 31, 2024

Securian Funds Trust – SFT Delaware IvySM Small Cap Growth Fund	Securian Funds Trust – SFT Macquarie Small Cap Growth Fund	December 31, 2024

Macquarie VIP Balanced Series – Service Class Shares	Nomura VIP Balanced Series – Service Class Shares	December 1, 2025

Macquarie VIP Core Equity Series – Service Class Shares	Nomura VIP Core Equity Series – Service Class Shares	December 1, 2025

Macquarie VIP High Income Series – Service Class Shares	Nomura VIP High Income Series – Service Class Shares	December 1, 2025

18	(Continued)

Securian Life Variable Universal Life Account

Notes to Financial Statements

(1)	Organization and Basis of Presentation – (continued)

Former Name	Current Name	Effective Date

Macquarie VIP International Core Equity Series – Service Class Shares	Nomura VIP International Core Equity Series – Service Class Shares	December 1, 2025

Macquarie VIP Small Cap Growth Series – Service Class Shares	Nomura VIP Small Cap Growth Series – Service Class Shares	December 1, 2025

Macquarie VIP Smid Cap Core Series – Service Class Shares	Nomura VIP Smid Cap Core Series – Service Class Shares	December 1, 2025

Macquarie VIP Value Series – Service Class Shares	Nomura VIP Value Series – Service Class Shares	December 1, 2025

(2)	Summary of Significant Accounting Policies

The Account and Sub-Accounts are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services –Investment Companies.

The significant accounting policies followed consistently by the Account are as follows:

(a)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

(b)	Investments in Underlying Funds

Investments in shares of the underlying funds are stated at fair value which is the net asset value per share as determined daily by each underlying fund. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the first in first out (FIFO) basis.

Realized gains (losses) on investments include capital gain distributions received from the respective underlying funds. Capital gain distributions are reinvested in the respective underlying funds.

All dividend distributions received from the underlying funds are reinvested in additional shares of the underlying funds and are recorded by the Sub-Accounts on the ex-dividend date. The underlying funds may utilize consent dividends to effectively distribute income for income tax purposes. The Sub-Account “consents” to treat these amounts as dividend income for tax purposes although they are not paid by the underlying funds. Therefore, no dividend income is recorded in the Statements of Operations related to such consent dividends.

(c)	Federal Income Taxes

The Account is treated as part of Securian Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Sub-Account from the underlying funds. Any applicable taxes will be the responsibility of the policy owners or beneficiaries upon termination or withdrawal.

(d)	Segment Disclosures

Operating segments are components of an entity that engage in business activities, have discrete financial information available, and have their operating results regularly reviewed by a chief operating decision maker (CODM) when assessing

19	(Continued)

Securian Life Variable Universal Life Account

Notes to Financial Statements

(2)	Summary of Significant Accounting Policies – (continued)

segment performance and making decisions about segment resources. The CODM for the Sub-Accounts is the Vice President and Actuary – CFO Employee Benefits, of Minnesota Life. Each Sub-Account has operated as a single segment since inception. The CODM assesses Sub-Account performance including investment results reflected in the net increase (decrease) in net assets resulting from operations as reported in the Statements of Operations as well as investment income ratios and total return, within the Financial Highlights of the Notes to Financial Statements.

(3)	Expenses and Related Party Transactions

There is no mortality and expense charge on the Account.

Policy purchase payments are reflected net of the following charges paid to Securian Life:

A sales load of up to 5.00% is deducted from each premium payment. The total sales charges deducted from premium payments for the years ended December 31, 2025 and 2024 amounted to $9,512 and $9,833, respectively.

A premium tax charge in the amount of 0.00% to 4.00% is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2025 and 2024 amounted to $20,025 and $19,743, respectively.

A federal tax charge of up to 0.35% for group-sponsored policies and up to 1.25% for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Securian Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2025 and 2024 amounted to $2,503 and $2,469, respectively.

In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, which is an optional benefit available for additional cost, subject to age and contract, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Securian Life. The amount of the partial surrender charge is the lesser of $25 or 2.00% of the amount withdrawn. The cost of insurance charge varies with the amount of insurance, the insured’s age, rate class of the insured and gender mix of the group-sponsored contract.

The total cash value charges for the years ended December 31, 2025 and 2024 for each applicable segregated Sub-Account are as follows:

Sub-Account	2025	2024
Amer Funds IS Capital World Bond Cl 2	$2,976	$2,766
Amer Funds IS Global Growth Cl 1	12,134	11,789
Fidelity VIP Equity-Income IC	47,764	48,601
Fidelity VIP High lnc IC	9,196	7,763
Janus Henderson Forty SS	54,772	45,761
Janus Henderson Overseas SS	4,128	4,801
Morningstar Balanced ETF Cl I	1,757	1,609
Morningstar Growth ETF Cl I	13,882	11,942
Morningstar Inc & Gro Asset All Cl I	7,345	7,082
Nomura VIP Balanced Ser Cl	20,394	22,816
Nomura VIP Core Equity Ser Cl	2,710	2,613
Nomura VIP High Income Ser Cl	372	4,560

20	(Continued)

Securian Life Variable Universal Life Account

Notes to Financial Statements

(3)	Expenses and Related Party Transactions – (continued)

Sub-Account	2025	2024
Nomura VIP Intl Core Equity Ser Cl	$2,322	$1,660
Nomura VIP Small Cap Growth Ser Cl	364	331
Nomura VIP Smid Cap Core Ser Cl	2,273	2,182
Nomura VIP Value Ser Cl	1,528	2,261
SFT Core Bond Cl 2	13,890	13,926
SFT Govt Money Market	235,667	217,016
SFT Index 400 MC Cl 2	15,713	14,715
SFT Index 500 Cl 2	67,106	66,532
SFT Macquarie Growth	31,318	27,119
SFT Macquarie Small Cap Growth	3,844	3,181
SFT Real Estate Cl 2	2,013	1,902
SFT Wellington Core Equity Cl 1	24,260	23,669
Vanguard VIF Diversified Value	29,398	25,920
Vanguard VIF Total Bond Market	16,008	14,516

On May 1, 2014, Securian Life undertook a substitution of certain underlying investments in a transaction approved by the SEC. As part of that transaction, Securian Life agreed to make a reduction in Sub-Account expenses to those policies with assets allocated to specified funds on May 1, 2014, as follows:

Securian Funds Trust – SFT Wellington Core Equity Fund – Class 1 Shares – to the extent the fund’s annual net operating expenses exceeds 0.89% (Class 2 Shares) or 0.64% (Class 1 Shares), Securian Life will make a corresponding reduction in Sub-Account expenses, for the life of each policy outstanding on May 1, 2014, to those policy owners whose Sub-Account invests in the fund.

This fee waiver is reported on the Statements of Operations as “Fees Waived” of the respective Sub-Account.

(4)	Fair Value Measurement

In accordance with FASB ASC Topic 820, Fair Value Measurement (FASB ASC 820), fair value is defined as the price that the Account would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

The fair value of the Account’s financial assets has been determined using available market information as of December 31, 2025. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Account uses the market approach which utilizes relevant information generated by market transactions involving identical or comparable assets or liabilities. When applying the market approach, the Account maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Account. Unobservable inputs reflect the Account’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

The Account is required to categorize its financial assets recorded on the Statements of Assets, Liabilities and Policy Owners’ Equity according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

21	(Continued)

Securian Life Variable Universal Life Account

Notes to Financial Statements

(4)	Fair Value Measurement – (continued)

Level 2 – Fair value is based on other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed).

Level 3 – Fair value is based on at least one or more significant unobservable inputs, which may include the Account’s own assumptions in determining the fair value of investments.

The Account uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level. Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Account will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

As of December 31, 2025, all the Account’s investments are classified as Level 1 as the values are based upon reported net asset values provided by the fund managers. The characterization of the underlying securities held by the funds in accordance with FASB ASC 820 may differ from the characterization of an investment in the fund.

(5)	Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments during the year ended December 31, 2025 were as follows:

Sub-Accounts	Purchases	Sales
Amer Funds IS Capital World Bond Cl 2	$2,276	$2,976
Amer Funds IS Global Growth Cl 1	14,595	12,134
Fidelity VIP Equity-Income IC	48,154	46,739
Fidelity VIP High lnc IC	10,282	9,196
Janus Henderson Forty SS	239,602	54,594
Janus Henderson Overseas SS	3,876	3,949
Morningstar Balanced ETF Cl I	1,975	1,757
Morningstar Growth ETF Cl I	25,431	12,898
Morningstar Inc & Gro Asset All Cl I	7,367	7,345
Nomura VIP Balanced Ser Cl	21,997	21,071
Nomura VIP Core Equity Ser Cl	2,667	2,710
Nomura VIP High Income Ser Cl	–	372
Nomura VIP Intl Core Equity Ser Cl	2,422	2,322
Nomura VIP Small Cap Growth Ser Cl	370	364
Nomura VIP Smid Cap Core Ser Cl	2,500	2,273
Nomura VIP Value Ser Cl	1,578	1,528
SFT Core Bond Cl 2	13,060	13,801
SFT Govt Money Market	235,469	256,355
SFT Index 400 MC Cl 2	1,824	15,713
SFT Index 500 Cl 2	42,699	66,927
SFT Macquarie Growth	5,796	31,318
SFT Macquarie Small Cap Growth	3,831	3,844
SFT Real Estate Cl 2	2,233	2,013
SFT Wellington Core Equity Cl 1	5,170	24,064
Vanguard VIF Diversified Value	34,742	29,398
Vanguard VIF Total Bond Market	15,617	14,983

22	(Continued)

Securian Life Variable Universal Life Account

Notes to Financial Statements

(6)	Unit Activity from Policy Transactions

Transactions in units for each Segregated Sub-Account for the years ended December 31, 2025 and 2024 were as follows:

	Segregated Sub-Accounts
	Amer Funds IS Capital World Bond Cl 2	Amer Funds IS Global Growth Cl 1	Fidelity VIP Equity- Income IC	Fidelity VIP High lnc IC	Janus Henderson Forty SS	Janus Henderson Overseas SS
Units outstanding at December 31, 2023	12,210	2,246	5,166	1,645	213,422	746
Policy purchase payments	2,079	3,919	13,621	3,623	751	2,575
Policy terminations, withdrawal payments and charges	(2,572)	(4,146)	(14,085)	(3,400)	(6,382)	(2,637)

Units outstanding at December 31, 2024	11,717	2,019	4,702	1,868	207,791	684
Policy purchase payments	1,698	4,254	12,452	3,964	676	1,909
Policy terminations, withdrawal payments and charges	(2,662)	(3,796)	(12,504)	(3,684)	(6,487)	(2,003)

Units outstanding at December 31, 2025	10,753	2,477	4,650	2,148	201,980	590

	Segregated Sub-Accounts
	Morningstar Balanced ETF Cl I	Morningstar Growth ETF Cl I	Morningstar Inc & Gro Asset All Cl I	Nomura VIP Balanced Ser Cl	Nomura VIP Core Equity Ser Cl	Nomura VIP High Income Ser Cl
Units outstanding at December 31, 2023	139	65,600	415	6,374	199	1,540
Policy purchase payments	935	5,798	4,693	5,968	484	1,627
Policy terminations, withdrawal payments and charges	(932)	(6,075)	(4,704)	(6,752)	(482)	(2,935)

Units outstanding at December 31, 2024	142	65,323	404	5,590	201	232
Policy purchase payments	1,013	5,544	4,482	5,473	386	–
Policy terminations, withdrawal payments and charges	(921)	(5,889)	(4,485)	(5,528)	(417)	(232)

Units outstanding at December 31, 2025	234	64,978	401	5,535	170	–

	Segregated Sub-Accounts
	Nomura VIP Intl Core Equity Ser Cl	Nomura VIP Small Cap Growth Ser Cl	Nomura VIP Smid Cap Core Ser Cl	Nomura VIP Value Ser Cl	SFT Core Bond Cl 2	SFT Govt Money Market
Units outstanding at December 31, 2023	429	34	338	207	12,609	63,043
Policy purchase payments	1,041	99	573	573	8,551	179,965
Policy terminations, withdrawal payments and charges	(794)	(98)	(626)	(606)	(9,323)	(172,440)

Units outstanding at December 31, 2024	676	35	285	174	11,837	70,568
Policy purchase payments	1,092	101	625	426	7,904	187,985
Policy terminations, withdrawal payments and charges	(1,101)	(101)	(588)	(432)	(8,434)	(207,032)

Units outstanding at December 31, 2025	667	35	322	168	11,307	51,521

23	(Continued)

Securian Life Variable Universal Life Account

Notes to Financial Statements

(6)	Unit Activity from Policy Transactions – (continued)

	Segregated Sub-Accounts
	SFT Index 400 MC Cl 2	SFT Index 500 Cl 2	SFT Macquarie Growth	SFT Macquarie Small Cap Growth	SFT Real Estate Cl 2	SFT Wellington Core Equity Cl 1
Units outstanding at December 31, 2023	110,327	140,558	109,557	449	337	31,217
Policy purchase payments	332	9,341	932	924	882	1,263
Policy terminations, withdrawal payments and charges	(3,367)	(13,591)	(3,678)	(793)	(887)	(4,797)

Units outstanding at December 31, 2024	107,292	136,308	106,811	580	332	27,683
Policy purchase payments	400	7,502	687	968	991	843
Policy terminations, withdrawal payments and charges	(3,434)	(11,796)	(3,762)	(975)	(889)	(4,150)

Units outstanding at December 31, 2025	104,258	132,014	103,736	573	434	24,376

	Segregated Sub-Accounts
	Vanguard VIF Diversified Value	Vanguard VIF Total Bond Market
Units outstanding at December 31, 2023	11,418	3,360
Policy purchase payments	10,284	10,745
Policy terminations, withdrawal payments and charges	(9,202)	(10,545)

Units outstanding at December 31, 2024	12,500	3,560
Policy purchase payments	10,977	12,670
Policy terminations, withdrawal payments and charges	(10,407)	(12,368)

Units outstanding at December 31, 2025	13,070	3,862

24	(Continued)

Securian Life Variable Universal Life Account

Notes to Financial Statements

(7)	Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios, and total returns for the years or periods ended December 31, 2025, 2024, 2023, 2022, and 2021 is as follows:

	At December 31			For the years or periods ended December 31
				Investment
	Units			Income	Expense	Total
	Outstanding	Unit Value	Net Assets	Ratio*	Ratio**	Return***
Amer Funds IS Capital World Bond Cl 2
2025	10,753	$1.16	$12,447	2.91%	0.00%	9.39%
2024	11,717	1.06	12,398	2.08%	0.00%	(2.96)%
2023(a)	12,210	1.09	13,314	0.00%	0.00%	9.04%

Amer Funds IS Global Growth Cl 1
2025	2,477	3.61	8,955	1.50%	0.00%	21.97%
2024	2,019	2.96	5,984	1.42%	0.00%	13.94%
2023	2,246	2.60	5,841	0.88%	0.00%	22.90%
2022	2,891	2.12	6,119	0.47%	0.00%	(24.54)%
2021	104,509	2.80	292,933	0.53%	0.00%	16.72%

Amer Funds IS New World Cl 1
2025	–	2.25	–	0.00%	0.00%	28.60%
2024	–	1.75	–	0.00%	0.00%	6.86%
2023	–	1.63	–	0.00%	0.00%	16.22%
2022	–	1.41	–	1.00%	0.00%	(21.86)%
2021	37,867	1.80	68,155	1.12%	0.00%	5.16%

Fidelity VIP Equity-Income IC
2025	4,650	4.14	19,247	1.40%	0.00%	19.02%
2024	4,702	3.48	16,350	1.28%	0.00%	15.35%
2023	5,166	3.01	15,572	1.34%	0.00%	10.65%
2022	4,722	2.72	12,864	0.08%	0.00%	(4.96)%
2021	170,706	2.87	489,126	1.95%	0.00%	24.89%

Fidelity VIP High lnc IC
2025	2,148	2.64	5,682	7.15%	0.00%	10.36%
2024	1,868	2.39	4,477	6.75%	0.00%	8.97%
2023	1,645	2.20	3,619	4.95%	0.00%	10.48%
2022	5,402	1.99	10,749	0.98%	0.00%	(11.37)%
2021	54,869	2.24	123,167	5.33%	0.00%	4.41%

Janus Henderson Forty SS
2025	201,980	9.37	1,892,653	0.00%	0.00%	17.86%
2024	207,791	7.95	1,652,037	0.01%	0.00%	28.14%
2023	213,422	6.20	1,324,204	0.13%	0.00%	39.65%
2022	218,642	4.44	971,410	0.05%	0.00%	(33.73)%
2021	249,618	6.70	1,673,454	0.00%	0.00%	22.60%

Janus Henderson Overseas SS
2025	590	2.27	1,345	1.18%	0.00%	28.58%
2024	684	1.77	1,211	1.07%	0.00%	5.58%
2023	746	1.67	1,252	1.39%	0.00%	10.58%
2022	730	1.51	1,108	1.50%	0.00%	(8.84)%
2021	6,462	1.66	10,737	0.82%	0.00%	13.29%

Morningstar Balanced ETF Cl I
2025	234	2.08	485	1.49%	0.00%	15.07%
2024	142	1.81	255	1.33%	0.00%	10.50%
2023	139	1.63	226	1.45%	0.00%	13.11%
2022	226	1.44	326	0.23%	0.00%	(12.60)%
2021	1,323	1.65	2,187	1.54%	0.00%	11.00%

25	(Continued)

Securian Life Variable Universal Life Account

Notes to Financial Statements

(7)	Financial Highlights – (continued)

	At December 31			For the years or periods ended December 31
				Investment
	Units			Income	Expense	Total
	Outstanding	Unit Value	Net Assets	Ratio*	Ratio**	Return***

Morningstar Growth ETF Cl I
2025	64,978	$2.45	$159,024	1.71%	0.00%	18.15%
2024	65,323	2.07	135,306	1.71%	0.00%	12.88%
2023	65,600	1.84	120,375	2.07%	0.00%	15.61%
2022	65,728	1.59	104,328	1.07%	0.00%	(12.96)%
2021	159,355	1.82	290,646	1.46%	0.00%	15.09%

Morningstar Inc & Gro Asset All Cl I
2025	401	1.75	702	0.59%	0.00%	11.94%
2024	404	1.56	631	0.57%	0.00%	8.20%
2023	415	1.44	599	0.67%	0.00%	10.99%
2022	429	1.30	558	0.77%	0.00%	(12.31)%
2021	390	1.48	579	0.90%	0.00%	6.66%

Nomura VIP Balanced Ser Cl
2025	5,535	4.05	22,415	1.16%	0.00%	11.79%
2024	5,590	3.62	20,250	1.13%	0.00%	15.60%
2023	6,374	3.13	19,976	1.34%	0.00%	16.03%
2022	38,982	2.70	105,300	1.22%	0.00%	(16.06)%
2021	48,678	3.22	156,651	0.99%	0.00%	15.97%

Nomura VIP Core Equity Ser Cl
2025	170	7.08	1,204	0.17%	0.00%	15.30%
2024	201	6.14	1,237	0.38%	0.00%	25.69%
2023	199	4.88	971	0.43%	0.00%	23.52%
2022	382	3.95	1,510	0.32%	0.00%	(17.33)%
2021	3,247	4.78	15,531	0.59%	0.00%	28.94%

Nomura VIP High Income Ser Cl
2025	–	1.72	–	0.00%	0.00%	7.17%
2024	232	1.60	372	7.02%	0.00%	6.20%
2023	1,540	1.51	2,322	6.35%	0.00%	11.75%
2022	1,892	1.35	2,552	7.73%	0.00%	(10.97)%
2021	3,686	1.52	5,585	5.44%	0.00%	6.06%

Nomura VIP Intl Core Equity Ser Cl
2025	667	2.30	1,539	0.36%	0.00%	24.17%
2024	676	1.86	1,256	1.17%	0.00%	3.79%
2023	429	1.79	768	1.59%	0.00%	15.63%
2022	382	1.55	591	2.40%	0.00%	(14.30)%
2021	280	1.80	507	1.03%	0.00%	14.18%

Nomura VIP Small Cap Growth Ser Cl
2025	35	4.02	142	0.00%	0.00%	13.39%
2024	35	3.54	123	0.00%	0.00%	14.26%
2023	34	3.10	106	0.00%	0.00%	13.04%
2022	33	2.74	91	0.00%	0.00%	(26.77)%
2021	31,405	3.75	117,621	0.94%	0.00%	3.99%

Nomura VIP Smid Cap Core Ser Cl
2025	322	4.21	1,354	0.15%	0.00%	8.38%
2024	285	3.89	1,106	0.29%	0.00%	14.26%
2023	338	3.40	1,148	0.10%	0.00%	15.66%
2022	183	2.94	538	0.00%	0.00%	(14.81)%
2021	1,198	3.45	4,135	0.00%	0.00%	20.78%

26	(Continued)

Securian Life Variable Universal Life Account

Notes to Financial Statements

(7)	Financial Highlights – (continued)

	At December 31			For the years or periods ended December 31
				Investment
	Units			Income	Expense	Total
	Outstanding	Unit Value	Net Assets	Ratio*	Ratio**	Return***

Nomura VIP Value Ser Cl
2025	168	$3.79	$637	2.30%	0.00%	9.41%
2024	174	3.46	605	1.29%	0.00%	6.47%
2023	207	3.25	673	1.30%	0.00%	8.35%
2022	234	3.00	704	1.10%	0.00%	(5.00)%
2021	234	3.16	741	1.49%	0.00%	31.18%

SFT Core Bond Cl 2
2025	11,307	1.69	19,149	0.00%	0.00%	7.40%
2024	11,837	1.58	18,663	0.00%	0.00%	0.74%
2023	12,609	1.57	19,736	0.00%	0.00%	5.72%
2022	13,160	1.48	19,484	0.00%	0.00%	(14.17)%
2021	14,159	1.72	24,423	0.00%	0.00%	(0.54)%

SFT Govt Money Market
2025	51,521	1.26	64,882	3.58%	0.00%	3.63%
2024	70,568	1.22	85,768	4.49%	0.00%	4.60%
2023	63,043	1.16	73,256	4.39%	0.00%	4.46%
2022	60,115	1.11	66,868	0.91%	0.00%	1.11%
2021	79,050	1.10	86,966	0.00%	0.00%	0.00%

SFT Index 400 MC Cl 2
2025	104,258	4.88	508,300	0.00%	0.00%	6.87%
2024	107,292	4.56	489,445	0.00%	0.00%	13.30%
2023	110,327	4.03	444,230	0.00%	0.00%	15.70%
2022	113,496	3.48	394,983	0.00%	0.00%	(13.60)%
2021	117,178	4.03	471,976	0.00%	0.00%	23.99%

SFT Index 500 Cl 2
2025	132,014	6.34	837,624	0.00%	0.00%	17.29%
2024	136,308	5.41	737,388	0.00%	0.00%	24.44%
2023	140,558	4.35	611,034	0.00%	0.00%	25.71%
2022	202,611	3.46	700,640	0.00%	0.00%	(18.47)%
2021	255,448	4.24	1,083,532	0.00%	0.00%	28.03%

SFT Macquarie Growth
2025	103,736	8.88	920,805	0.00%	0.00%	8.72%
2024	106,811	8.16	872,038	0.00%	0.00%	23.95%
2023	109,557	6.59	721,611	0.00%	0.00%	37.96%
2022	112,162	4.77	535,504	0.00%	0.00%	(27.15)%
2021	160,393	6.55	1,051,232	0.00%	0.00%	30.29%

SFT Macquarie Small Cap Growth
2025	573	4.38	2,509	0.00%	0.00%	13.13%
2024	580	3.87	2,246	0.00%	0.00%	14.12%
2023	449	3.39	1,522	0.00%	0.00%	12.79%
2022	386	3.00	1,160	0.00%	0.00%	(26.87)%
2021	5,824	4.11	23,931	0.00%	0.00%	4.58%

SFT Real Estate Cl 2
2025	434	2.25	977	0.00%	0.00%	2.16%
2024	332	2.21	732	0.00%	0.00%	6.15%
2023	337	2.08	700	0.00%	0.00%	11.94%
2022	223	1.86	414	0.00%	0.00%	(26.29)%
2021	33,716	2.52	84,887	0.00%	0.00%	44.05%

27	(Continued)

Securian Life Variable Universal Life Account

Notes to Financial Statements

(7)	Financial Highlights – (continued)

	At December 31			For the years or periods ended December 31
				Investment
	Units			Income	Expense	Total
	Outstanding	Unit Value	Net Assets	Ratio*	Ratio**	Return***

SFT Wellington Core Equity Cl 1
2025(b)	24,376	$6.38	$155,516	0.00%	(0.14)%	14.36%
2024(c)	27,683	5.58	154,437	0.00%	(0.21)%	25.61%
2023(d)	31,217	4.44	138,643	0.00%	(0.23)%	21.30%
2022(e)	35,110	3.66	128,554	0.00%	(0.20)%	(19.09)%
2021(f)	44,532	4.53	201,521	0.00%	(0.22)%	24.46%

Vanguard VIF Diversified Value
2025	13,070	3.15	41,174	1.54%	0.00%	16.83%
2024	12,500	2.70	33,705	1.65%	0.00%	14.89%
2023	11,418	2.35	26,800	1.40%	0.00%	20.13%
2022	10,673	1.95	20,854	2.12%	0.00%	(11.49)%
2021	201,569	2.21	444,967	1.09%	0.00%	30.47%

Vanguard VIF Total Bond Market
2025	3,862	1.25	4,831	5.45%	0.00%	6.94%
2024	3,560	1.17	4,164	4.71%	0.00%	1.24%
2023	3,360	1.16	3,882	3.97%	0.00%	5.58%
2022	4,517	1.09	4,943	3.91%	0.00%	(13.21)%
2021	102,280	1.26	128,935	2.12%	0.00%	(1.72)%

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of expenses assessed by the underlying fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges if any, that result in a direct reduction in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests and, to the extent the underlying fund utilizes consent dividends rather than paying dividends in cash or reinvested shares, the Sub-Account does not record investment income. For periods less than one year, the ratios have been annualized.

**

This ratio represents the annualized policy expenses of the Account. Ratios that include a fee waiver result in a direct increase in the unit values. Charges made directly to a policy owner’s account through the redemption of units and expenses of the underlying fund are excluded. Investment options with a date notation indicate the effective date of that investment option in the variable account. For periods less than one year, the ratios have been annualized.

***

These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated from the period indicated or from the effective date through the end of the reporting period.

(a)	For the period from September 29, 2023 through December 31, 2023.

(b)	For the year ended December 31, 2025, Securian Life waived expenses for SFT Wellington Core Equity Cl 1 resulting in a reduction of the expense ratio of 0.14%.

(c)	For the year ended December 31, 2024, Securian Life waived expenses for SFT Wellington Core Equity Cl 1 resulting in a reduction of the expense ratio of 0.21%.

(d)	For the year ended December 31, 2023, Securian Life waived expenses for SFT Wellington Core Equity Cl 1 resulting in a reduction of the expense ratio of 0.23%.

(e)	For the year ended December 31, 2022, Securian Life waived expenses for SFT Wellington Core Equity Cl 1 resulting in a reduction of the expense ratio of 0.20%.

(f)	For the year ended December 31, 2021, Securian Life waived expenses for SFT Wellington Core Equity Cl 1 resulting in a reduction of the expense ratio of 0.22%.

(8)	Subsequent Events

Management has evaluated subsequent events through March 20, 2026, the date these financial statements were issued, and has concluded there were no events that require financial statement disclosure and/or adjustments to the financial statements.

28

SECURIAN LIFE INSURANCE COMPANY

Statutory Financial Statements

and Financial Statement Schedules

December 31, 2025

KPMG LLP Suite 600 350 N. 5th Street Minneapolis, MN 55401

Independent Auditors’ Report

The Board of Directors and Stockholder

Securian Life Insurance Company:

Opinions

We have audited the financial statements of Securian Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations and capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2025, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2025 in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Minnesota Department of Commerce, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the schedule of selected financial data, the schedule of supplemental investment risks interrogatories, the summary investment schedule and the schedule of supplemental reinsurance risks interrogatories is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Minnesota Department of Commerce. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

Minneapolis, Minnesota

March 26, 2026

SECURIAN LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2025 and 2024

(in thousands)

Admitted Assets	2025	2024

Bonds	$2,640,652	$2,465,003

Common stocks	10,161	9,809

Mortgage loans	596,086	567,378

Derivative instruments	45,478	37,090

Other invested assets	19,463	18,389

Policy loans	22,621	17,150

Cash, cash equivalents and short-term investments	99,860	119,876

Total invested assets	3,434,321	3,234,695

Premiums deferred and uncollected	42,618	40,798

Investment income due and accrued	30,650	25,947

Amounts recoverable on reinsurance	143,854	141,748

Current income tax recoverable	442	—

Deferred income taxes	21,916	20,849

Other assets	6,181	4,931

Total assets, excluding separate accounts	3,679,982	3,468,968

Separate account assets	4,684	4,252

Total assets	$3,684,666	$3,473,220

Liabilities and Capital and Surplus

Liabilities:

Policy reserves:

Life insurance	$720,215	$669,450

Annuities and other fund deposits	1,923,337	1,765,805

Accident and health	23,376	32,791

Policy claims in process of settlement	87,121	107,904

Dividends payable to policyholders	39	39

Other policy liabilities	273	367

Asset valuation reserve	18,381	16,570

Amounts payable on reinsurance	177,245	185,791

Current income tax liability	—	234

Accrued commissions and expenses	28,909	32,431

Payable to affiliates	32,568	43,213

Other liabilities	66,887	68,130

Total liabilities, excluding separate accounts	3,078,351	2,922,725

Separate account liabilities	4,684	4,252

Total liabilities	3,083,035	2,926,977

Capital and surplus:

Common stock, $1 par value, 5,000,000 shares authorized, 2,500,000 issued and outstanding	2,500	2,500

Additional paid in capital	407,301	407,301

Unassigned surplus	191,830	136,442

Total capital and surplus	601,631	546,243

Total liabilities and capital and surplus	$3,684,666	$3,473,220

See accompanying notes to statutory financial statements.

SECURIAN LIFE INSURANCE COMPANY

Statutory Statements of Operations and Capital and Surplus

Years ended December 31, 2025, 2024 and 2023

(in thousands)

Statements of Operations	2025	2024	2023

Revenues:

Premiums and annuity considerations	$637,740	$955,670	$830,485

Net investment income	142,161	119,768	87,646

Commissions and expense allowance on reinsurance	154,049	136,033	98,397

Affiliated allowance	19,164	14,855	16,046

Other income	9,957	1,624	1,973

Total revenues	963,071	1,227,950	1,034,547

Benefits and expenses:

Policyholder benefits	418,522	484,671	372,634

Increase in policy reserves	181,800	429,593	450,572

General insurance expenses and taxes	212,261	179,847	142,283

Commissions	95,716	87,064	76,509

Separate account transfers, net	(151)	(91)	(415)

Total benefits and expenses	908,148	1,181,084	1,041,583

Gain (loss) from operations before dividends, federal income tax expense and net realized capital gains (losses)	54,923	46,866	(7,036)

Dividends to policyholders	37	19	50

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	54,886	46,847	(7,086)

Federal income tax expense	16,450	14,852	6,417

Gain (loss) from operations before net realized capital gains (losses)	38,436	31,995	(13,503)

Net realized capital gains (losses), net of transfers to interest maintenance reserve and federal income tax expense	6,108	4,690	(1,041)

Net income (loss)	$44,544	$36,685	$(14,544)

Statements of Capital and Surplus

Capital and surplus, beginning of year	$546,243	$513,456	$480,694

Net income (loss)	44,544	36,685	(14,544)

Net change in unrealized capital gains and losses	1,490	775	5,367

Net change in deferred income tax	4,707	7,473	6,217

Change in asset valuation reserve	(1,811)	(4,089)	(8,702)

Change in unauthorized reinsurance	3,939	305	(75)

Change in non-admitted assets	(1,998)	(55)	(4,573)

Change in reserves due to change in valuation basis	5,283	(5,290)	7,150

Capital contribution	—	—	50,000

Other, net	(766)	(3,017)	(8,078)

Capital and surplus, end of year	$601,631	$546,243	$513,456

See accompanying notes to statutory financial statements.

SECURIAN LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2025, 2024 and 2023

(in thousands)

Cash Flow from Operating Activities	2025	2024	2023

Revenues:

Premiums and annuity considerations	$628,035	$985,121	$835,305

Net investment income	133,663	109,876	80,482

Other cash provided	175,307	148,276	102,907

Total receipts	937,005	1,243,273	1,018,694

Benefits and expenses paid:

Policyholder benefits	435,641	484,427	351,407

Dividends to policyholders	37	30	44

Commissions and expenses	323,098	249,002	212,713

Separate account transfer, net	(151)	(91)	(415)

Federal income taxes	18,381	14,296	8,035

Total payments	777,006	747,664	571,784

Cash provided from operations	159,999	495,609	446,910

Cash Flow from Investing Activities

Proceeds from investments sold, matured or repaid:

Bonds	320,901	354,680	409,063

Stocks	308	—	1,425

Mortgage loans	12,828	25,223	10,386

Derivative instruments	20,293	17,824	10,415

Total cash provided	354,330	397,727	431,289

Cost of investments acquired:

Bonds	493,554	719,569	763,564

Common stocks	327	2,359	329

Mortgage loans	41,590	188,340	76,150

Derivative instruments	13,737	12,082	11,144

Net change in policy loans	5,470	4,140	3,094

Other, net	1,081	11	(40)

Total cash used	555,759	926,501	854,241

Cash applied to investing	(201,429)	(528,774)	(422,952)

Cash Flow from Financing and Miscellaneous Activities

Net deposits on deposit-type contract funds	23,333	7,828	32,666

Capital contribution	—	—	50,000

Other cash provided (used)	(1,919)	7,718	13,343

Cash provided from financing	21,414	15,546	96,009

Reconciliation of Cash, Cash Equivalents and Short-term Investments

Net change in cash, cash equivalents and short-term investments	(20,016)	(17,619)	119,967

Beginning of the year	119,876	137,495	17,528

End of the year	$99,860	$119,876	$137,495

See accompanying notes to statutory financial statements.

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2025, 2024 and 2023

(in thousands)

(1)	Nature of Operations

Organization and Description of Business

Securian Life Insurance Company (the Company) is a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life) and provides a diversified array of insurance, retirement and investment products and services designed principally to protect and enhance the long-term financial security of individuals and families.

The Company, which operates in the United States, generally offers the following types of products:

•	Fixed, indexed and universal life, term life and whole life insurance products to individuals through independent channel partners;
•	Deferred annuities, with fixed rate options through independent channel partners;
•	Group term life insurance and other group voluntary products to private and public employers;
•	Retirement options and pension risk transfer (PRT) to employers, pension plans sponsors and investment firms through independent channel partners as well as direct relationships;
•	Life insurance protection through banks, credit unions, and finance companies.

(2)	Summary of Significant Accounting Policies

The accompanying statutory financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce. The Minnesota Department of Commerce recognizes statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Minnesota Insurance Law. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the state of Minnesota. The state has adopted the prescribed accounting practices as stated in NAIC SAP, without modification. The Company has one material statutory accounting practice that differs from those of the state of Minnesota or the NAIC accounting practices. See note 11 Capital and Surplus and Dividends for discussion of statutory dividend limitations. These practices differ from U.S. generally accepted accounting principles (GAAP).

The more significant differences, of which the aggregate effects are material, are as follows:

•

Acquisition costs, such as commissions and other costs incurred in connection with the successful acquisition of new and renewal business, are charged to current operations as incurred whereas premiums are recognized as earned over the premium paying periods of the policies and contracts. Under GAAP, acquisition costs are capitalized and amortized on a constant level basis over the estimated term of the related contracts.

•	Certain assets are designated as “non-admitted” and changes in such amounts are charged directly to unassigned surplus.

•

Policy reserves are based on methods prescribed by the NAIC, which include mortality and interest assumptions without consideration for lapses or withdrawals. Changes in policy reserves are recorded through income. Under GAAP, policy reserves are based on best estimate assumptions for mortality, interest, lapses and withdrawals that are updated at least annually to reflect current experience. Changes in policy reserves due to changes in the interest rate assumption are recorded through other comprehensive income. All other changes in policy reserves are recorded through income.

(Continued)
7

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

The more significant differences, of which the aggregate effects are material, are as follows (Continued):

•

The Company is required to establish an asset valuation reserve (AVR) and an interest maintenance reserve (IMR). The AVR provides for a standardized statutory investment valuation reserve for bonds, preferred stocks, short-term investments, mortgage loans, common stocks, real estate and other invested assets. Changes in this reserve are recorded as direct charges or credits to surplus. The IMR is designed to defer net realized capital gains and losses resulting from changes in the level of interest rates in the market and to amortize them over the remaining life of the bond or mortgage loan sold. The IMR represents the unamortized portion of the bond or mortgage loan net realized capital gains or losses not yet taken into income. If IMR is negative, it is designated as non-admitted and is directly charged to unassigned surplus unless the Company adopts the limited-time exception to admit net negative IMR. For securities the Company intends to sell in which a write-down is necessary, the Company reviews whether the realized loss affects the IMR or AVR. There are no such requirements on a GAAP basis.

•

Investments, other than common stocks, preferred stocks and investments in subsidiaries, are carried at values prescribed by the NAIC. GAAP generally requires investments, other than common stocks, preferred stocks and investments in subsidiaries, to be classified as held-to-maturity securities, which are reported at amortized cost, trading securities, which are reported at fair value through earnings, or available-for-sale securities, which are reported at fair value through equity.

•

Investments in common stocks and preferred stocks are carried at values prescribed by the NAIC. GAAP generally requires common stocks and preferred stocks to be reported at fair value through earnings.

•	Bonds that have been assigned the NAIC Category 6 designation are carried at the lower of fair value or cost. There are no such requirements on a GAAP basis.

•

A valuation allowance is established for mortgage loans when it is probable that the Company will not be able to collect all amounts due under the contractual terms of the loan. Under GAAP, an allowance for credit losses for mortgage loans represents the Company’s best estimate of expected credit losses over the remaining life of the loans.

•

Deferred federal income taxes are provided for the tax effects of certain income and expense items recognized for income tax purposes in different years than for financial reporting purposes. The change in the net deferred tax asset or liability is reflected in surplus. Admittance testing may result in a charge to capital and surplus for non-admitted portions of the net deferred tax asset. GAAP requires the change to be reported in earnings or other comprehensive income.

•

In determining the need for tax contingency reserves, consideration is given to whether it is more-likely-than-not that specific uncertain tax benefits will be realized. GAAP subsequently subjects the tax benefits to an additional quantitative measurement step.

•	Certain assets and liabilities are recorded net of the effects of related reinsurance, which is not permitted by GAAP.

•

Gain on retrospective reinsurance ceded is reported as a component of special surplus. The gain is amortized into unassigned surplus in proportion to earnings on the underlying business reinsured. Under GAAP, the deferred gain would be included as a liability and amortized into income using the recovery method.

•	The statutory financial statements do not include accumulated other comprehensive income (loss) as required by GAAP.

•

Nontraditional life insurance products include individual adjustable life, universal life and variable life insurance and group universal and variable universal life insurance. Revenues from nontraditional life products and deferred annuities consist of premiums received rather than policy and contract fees charged for the cost of insurance, policy administration and surrenders as required under GAAP.

•	The statutory statements of cash flow do not classify cash flow consistent with GAAP and a reconciliation of net income to net cash provided from operating activities is not provided.

(Continued)
8

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

The more significant differences, of which the aggregate effects are material, are as follows (Continued):

•

A provision is established for unsecured reinsurance recoverable balances from unauthorized reinsurers. The change in this provision is credited or charged to unassigned surplus. Under GAAP, a provision is established for uncollectible reinsurance balances with any changes to this provision reflected in earnings for the period.

•

Statutory policyholder dividend liabilities are required to be calculated including dividends anticipated to be paid in the next twelve months. GAAP requires a dividend accrual representing dividends due and unpaid through the current year-end.

•

The calculation of reserves and transfers in the Separate Account Statement requires the use of a Commissioners’ Annuity Reserve Valuation Method (CARVM) allowance on annuities and a Commissioners’ Reserve Valuation Method (CRVM) allowance on certain life products for statutory reporting. There is no such requirement on a GAAP basis.

•

Derivative instruments are recorded at fair value or amortized cost. Changes in derivative instruments recognized at fair value, other than hedges, are recorded as unrealized capital gains and losses on the statutory statements of capital and surplus. Hedges are held using the same accounting methodology as the hedged item. Under GAAP reporting, derivative instruments are held at fair value. Changes in fair value are recorded to realized capital gains and losses, policyholder benefits in the case of certain life insurance product hedging or unrealized capital gains and losses depending on the nature of the hedging relationship, if any, that are designated.

•

The Company issues certain indexed universal life contracts that contain features which are considered to be embedded derivatives that are not separated between components and are accounted for consistent with the host contract. Under GAAP, the embedded derivative is bifurcated from the host contract and accounted for separately as a derivative carried at fair value with changes in fair value recorded in net income.

•

A deferred premium asset is established to recognize receipt of premiums on a payment mode other than annual. This asset is considered an offset to statutory reserve calculations which use only annual modal premium assumptions. Deferred premiums are calculated from the current statement date to policy anniversary date. On a GAAP basis, deferred premiums are netted against policy reserves and are generally calculated as a constant of gross premiums.

•

Policy and contract fees are recognized through the statements of operations as received. Under GAAP, these amounts are reported as unearned revenue and are recognized in operations over the period in which the services are provided.

The significant accounting policies that are reflected in the accompanying statutory financial statements are as follows:

New Accounting Pronouncements

In August 2025, the NAIC adopted revisions to Interpretation (INT) 23-01, Net Negative (Disallowed) Interest Maintenance Reserve, which extended the effective date of the interpretation to December 31, 2026 and added additional requirements and clarifications. INT 23-01 provides an optional, limited-time exception to the guidance in Statements of Statutory Accounting Principles (SSAP) No. 7, Asset Valuation Reserve and Interest Maintenance Reserve, permitting a net negative Interest Maintenance Reserve (IMR) to be reported as an admitted asset, subject to certain qualifications and limitations, with an equal amount reported as special surplus funds. The Company adopted INT 23-01 during 2023. The revisions adopted in 2025 had no impact to previously reported amounts.

In 2023 and 2024, the NAIC adopted revisions to SSAP No. 26, Bonds and SSAP No. 43, Loan-Backed and Structured Securities, establishing a Principles-Based Bond Definition (PBBD) for determining whether an investment qualifies for reporting as a bond under statutory accounting principles. Under the revised guidance, an investment qualifies as a bond if it represents a creditor relationship with a fixed schedule of payments and meets the criteria for classification as either an issuer credit obligation or an asset-backed security. Investments that do not meet the revised bond definition are accounted for in accordance with other applicable statutory accounting guidance. The guidance became effective January 1, 2025. The Company adopted the revised guidance as of that date. The adoption of this guidance did not have a material impact on the Company’s statutory financial statements.

(Continued)
9

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

Permitted Practice

The Company has been granted a permitted accounting practice, effective January 1, 2023, from the Minnesota Department of Commerce to reflect changes in discretionary liabilities held on certain indexed universal life policies through surplus in Other, net in statutory statements of operations and capital and surplus instead of through net income as would be required under NAIC SAP. This permitted practice resulted in a pre-tax increase (decrease) of $1,000, $(1,000) and $6,000 for the years ended December 31, 2025, 2024 and 2023, respectively, and had no impact on the Company’s surplus or risk-based capital.

Revenues and Expenses

Premiums are credited to revenue over the premium paying period of the policies, with the exception of single and flexible premium contracts which are credited to revenue when received from the policyholder. Annuity considerations and investment management, administration and contract guarantee fees are recognized as revenue when received. Any premiums due that are not yet paid, and premiums paid on other than an annual basis, are included in premiums deferred and uncollected on the statutory statements of admitted assets, liabilities and capital and surplus. Benefits and expenses, including acquisition costs related to acquiring new and renewal business, are charged to operations as incurred. Acquisition expenses incurred are reduced for ceding allowances received or receivable.

Valuation of Investments and Net Investment Income

Bonds and stocks are valued as prescribed by the NAIC. Bonds include debt instruments classified as either issuer credit obligations (ICO) or asset-backed securities (ABS). ICOs are generally carried at cost, adjusted for the amortization of premiums, accretion of discounts and any other-than-temporary impairment (OTTI). Premiums and discounts are amortized and accreted over the estimated or contractual lives of the related bonds based on the interest yield method. Prepayment penalties are recorded to net investment income when collected. Bonds that have been assigned the NAIC category 6 designation are carried at the lower of cost or fair value.

Hybrid securities are investments structured to have characteristics of both stocks and bonds. Hybrid securities totaled $1,500 at December 31, 2024, and were classified as bonds on the statutory statements of admitted assets, liabilities and capital and surplus.

ABSs are generally stated at amortized cost except for those with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value. The Company uses a third-party pricing service to assist with the Company’s determination of the fair value of most ABSs. An internally developed matrix pricing model, discounted cash flow or other model is used to price a small number of holdings.

Investment income on ABS is recognized using the constant effective yield method based on estimated future cash flows, including prepayment assumptions obtained from external data sources or internal analysis of the underlying collateral and the estimated economic life of the securities. For securities that were of high credit quality at the time of acquisition, the Company applies the retrospective adjustment method. The prospective method is used on impaired securities and all other ABS. The Company reviews ABS at least quarterly to evaluate changes in estimated future cash flows and other information that may affect the carrying value of the securities. Changes in estimated future cash flows may result in adjustments to the effective yield and the recognition of investment income.

(Continued)
10

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

Valuation of Investments and Net Investment Income (Continued)

Common stocks are carried at fair value.

The Company recognizes interest income as earned and recognizes dividend income on common stocks upon declaration of the dividend. Investment income is reported net of related investment expenses. For the years ended December 31, 2025, 2024 and 2023, bond net investment loss included $(911), $(579), and $15 of prepayment penalties and acceleration fees, respectively, generated as a result of 8, 12, and 2 CUSIPs, respectively, sold, redeemed, tendered. or otherwise disposed as a result of a callable feature.

Preferred stocks are carried at cost less any OTTI adjustments and are classified as other invested assets on the statutory statements of admitted assets, liabilities and capital and surplus.

Mortgage loans are carried at the outstanding principal balances, net of unamortized premiums and discounts. Premiums and discounts are amortized and accreted over the terms of the mortgage loans based on the effective interest yield method. Prepayment penalties are recorded to net investment income. The Company invests primarily in commercial mortgages with a range of interest rates from 4.95% to 6.60% during 2025. In 2025, the maximum percentage of any one loan to value of the collateral at the time of the investment of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 74%.

The Company continues to record interest on those impaired mortgage loans that it believes to be collectible as due and accrued investment income. Any loans that have income 180 days or more past due continue to accrue income, but report all due and accrued income as a non-admitted asset. Past due interest on loans that are uncollectible is written off and no further interest is accrued. Any cash received for interest on loans deemed uncollectible is recorded as income when collected. Prepayment penalties are recorded to net investment income when collected.

The Company’s investments in surplus notes of unrelated entities are included in other invested assets on the statutory statements of admitted assets, liabilities and capital and surplus. Surplus note investments with a NAIC designation of NAIC 1 or NAIC 2 are reported at amortized cost. Surplus note investments with a NAIC designation equivalent of NAIC 3 through NAIC 6 are reported at the lesser of amortized cost or fair value. An OTTI is considered to have occurred if it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the surplus note. If it is determined that a decline in fair value is other than temporary, an impairment loss is recognized as a realized loss equal to the difference between the surplus note’s carrying value and the fair value and is reported in earnings.

Policy loans are carried at the outstanding loan balance which includes any interest over 90 days past due. Loan balances unsecured by the cash surrender value of the policy and accelerated payment benefits are non-admitted assets which totaled $0 as of both December 31, 2025 and 2024.

Commercial paper and bonds with original maturity dates of less than twelve months are considered to be short-term investments. Short-term investments are stated at amortized cost. Short-term investments at December 31, 2025 and 2024 totaled $34,736 and $0, respectively.

Cash and cash equivalents are carried at cost, which generally approximates fair value. Money market funds are included in cash equivalents and are generally valued at fair value. The Company considers short-term investments that are readily convertible to known amounts of cash and have an original maturity date of three months or less to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance Corporation insurance limit.

(Continued)
11

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

Derivative Instruments

The Company uses option contracts to manage the risks associated with cash flows or changes in estimated fair values related to the Company’s financial instruments. The Company currently enters into derivative transactions that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting.

Derivative instruments are generally carried at fair value with changes in fair value recorded in net change in unrealized capital gains and losses on the statutory statements of capital and surplus. Net investment income generated by derivative instruments is reported in net realized capital gains (losses) on the statutory statements of operations.

Some life insurance products in the Company’s liability portfolio contain investment guarantees that create economic exposure to market risks. These guarantees take the form of equity linked interest credits on fixed indexed universal life products. The Company uses economic hedges in its efforts to minimize the financial risk associated with these product guarantees.

Realized and Unrealized Capital Gains and Losses

Realized capital gains and losses, less federal income taxes and amounts transferred to the IMR, if any, are recognized in net income. Unrealized capital gains and losses are accounted for as a direct increase or decrease to capital and surplus. Both realized and unrealized capital gains and losses are determined using the specific identification method.

The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of the investments. When the Company determines that an invested asset is other-than-temporarily impaired, the invested asset is written down to a new cost basis and the amount of the impairment is included in net realized gains and losses on the statutory statements of operations. Any subsequent recoveries are not recognized until disposition.

Under the Company’s accounting policy for ABSs and structured securities, if the Company has the intent to sell or does not have the intent and ability to retain a security for a period of time sufficient to recover the amortized cost basis, an OTTI is recognized in earnings equal to the difference between the security’s amortized cost basis and the fair value. Otherwise, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the ABS or structured security’s original effective interest rate.

For other bonds, when the Company has determined an OTTI has occurred, the security is written-down to fair value. If the impairment is deemed to be non-interest related, an OTTI is recorded in earnings. For interest related declines, an OTTI is recorded when the Company has the intent to sell or does not have the ability to hold the bond until the forecasted recovery occurs. Many criteria are considered during this process including but not limited to, the length of time and the extent to which the current fair value has been below the amortized cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company’s intent to sell the security and current economic conditions.

For common stocks, an OTTI is recorded when the Company does not have the intent and ability to hold the investment for a sufficient period of time to allow for anticipated recovery of unrealized losses. When an OTTI has occurred, the entire difference between NAIC fair value and the common stock’s cost is charged to earnings. When assessing for OTTI the Company considers the length of time a stock has been in an unrealized loss position, the magnitude of the unrealized loss, and information on the investee’s current financial condition, liquidity, near-term recovery prospects, and other factors. In addition, common stocks that have an unrealized loss position greater than $100 are reviewed based on the individual characteristics of the stock. Preferred stocks with significant unrealized losses are also reviewed on the same basis for impairment.

All other material unrealized losses are reviewed for any unusual event that may trigger an OTTI. Determination of the status of each analyzed investment as OTTI or not is made based on these evaluations with documentation of the rationale for the decision.

(Continued)
12

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

Realized and Unrealized Capital Gains and Losses (Continued)

The Company may, from time to time, sell invested assets subsequent to the statutory statements of admitted assets, liabilities and capital and surplus date that were considered temporarily impaired at the statutory statement of admitted assets, liabilities and capital and surplus date for several reasons. The rationale for the change in the Company’s intent to sell generally focuses on unforeseen changes in the economic facts and circumstances related to the invested asset subsequent to the statutory statement of admitted assets, liabilities and capital and surplus date, significant unforeseen changes in the Company’s liquidity needs, changes in interest rates, or changes in tax laws or the regulatory environment. The Company had no material sales of invested assets, previously considered OTTI or in an unrealized loss position, subsequent to the statutory statement of admitted assets, liabilities and capital and surplus dates for either December 31, 2025 or 2024.

The Company recognizes valuation allowances for impairments of mortgage loans on a specific identification basis. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. A non-performing loan is defined as a loan that is not performing to the contractual terms of the loan agreement. Examples of non-performing loans may include delinquent loans, requests for forbearance and loans in the process of foreclosure. The valuation allowance is equal to the difference between the carrying value and fair value of the collateral less estimated costs to sell. Changes in the valuation allowance are recorded in net change in unrealized capital gains and losses on the statutory statements of capital and surplus.

Impairment losses are recorded on investments in other long-lived assets used in operations when indicators of impairment are present, using undiscounted cash flows if available or independent market appraisals.

For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings (TDR), the Company grants concessions related to the borrowers’ financial difficulties. The types of concessions may include a permanent or temporary modification of the interest rate, payment deferrals, extension of the maturity date at a lower interest rate and/or a reduction of accrued interest. If a loan is considered a TDR, the Company impairs the loan and records a specific valuation allowance, if applicable.

Separate Accounts

Separate account assets represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company’s group variable life insurance policyholders. Assets consist principally of marketable securities and are reported at fair value of the investments held in the segregated funds. Investment income and gains and losses accrue directly to the policyholders. Premiums, benefits and expenses of the separate accounts are reported in the statutory statements of operations. The Company receives administrative and investment advisory fees for services rendered on behalf of these accounts, and such fees are recorded as earned.

Non-admitted Assets

Certain assets, designated as “non-admitted assets” (principally deferred taxes that do not meet admissibility testing, certain prepaid assets and certain receivables), amounting to $39,042 and $37,044 at December 31, 2025 and 2024, respectively, have been charged to capital and surplus.

Reinsurance

Insurance liabilities are reported after the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid benefits, expense reimbursements and prepaid premiums. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

(Continued)
13

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

Policy Reserves

Policy reserves are determined using methods and assumptions consistent with the Standard Valuation Law and presently accepted actuarial standards and guidelines. Policy reserves generally represent the net present value of future benefits less the present value of future net premiums.

Life insurance policy reserves are calculated primarily using the CRVM. The Company uses the principles-based approach (PBR) prescribed by the NAIC Valuation Manual (VM-20) for new life insurance policies issued on or after January 1, 2020.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. At December 31, 2025 and 2024, the amounts of surrender values in excess of reserves were $47,336 and $45,607, respectively.

For substandard policies in which reserves are determined using a tabular method, the reserve is calculated by an exact method using multiples of standard mortality as determined by the currently assigned mortality category. As of December 31, 2025 and 2024, the Company had $400 and $1,834, respectively, of insurance in force for which gross premiums are less than the net premiums according to standard valuation.

Fixed annuity policy reserves are primarily calculated using the CARVM.

Policy reserves on accident and health contracts are determined using tabular and lag factor methods reflecting Company experience. The Company’s liability for unpaid accident and health claims and claim adjustment expenses are determined using appropriate interest rate tables, company experience and actuarial studies.

Other policy liabilities include primarily premium considerations for accident and health contracts received in advance for certain group insurance contracts and premium deposit funds. Policy reserves on group annuity contracts purchased under a qualified retirement plan are equal to the account value.

During 2025, the Company recorded a change in valuation basis related to certain reserves on accident policies. The change in valuation basis resulted in a cumulative effect adjustment to increase capital and surplus by $5,283 and is reported in change in reserves due to change in valuation basis on the statutory statements of operations and capital and surplus. The tax impact of this adjustment is $887; of which $665 is included in net change in deferred taxes and $222 is included in federal income tax expense on the statutory statements of operations and capital and surplus.

During 2024, the Company recorded a change in valuation basis related to certain reserves on life insurance products. The change in valuation basis resulted in a cumulative effect adjustment to decrease capital and surplus by $5,290 and is reported in change in reserves due to change in valuation basis on the statutory statements of operations and capital and surplus.

During 2023, the Company recorded changes in the valuation bases related to certain reserves on individual life insurance and annuity products. These changes in valuation bases resulted in a cumulative effect adjustment to increase capital and surplus by $7,150 and is reported in change in reserve due to change in valuation basis on the statutory statements of operations and capital and surplus. The tax impact of these adjustments are $7; of which $5 is included in net change in deferred taxes and $2 is included in federal income tax expense on the statutory statements of operations and capital and surplus.

Liability for Accident and Health Losses and Loss Adjustment Expenses

The liability for unpaid losses and loss adjustment expenses includes an amount for losses incurred but unreported, based on past experience, as well as an amount for reported but unpaid losses, which is calculated on a case-by-case basis. Such liabilities are necessarily based on assumptions and estimates. While management believes that the amount is adequate, the ultimate liability may be in excess of or less than the amount estimated. The methods, including key assumptions, of making such estimates and for establishing the resulting liability are continually reviewed and any adjustments are reflected in the period such change in estimate is made. The liability for unpaid accident and health claims and claim adjustment expenses, net of reinsurance, is included in accident and health policy reserves and policy claims in process of settlement on the statutory statements of admitted assets, liabilities and capital and surplus.

(Continued)
14

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

Participating Business

Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations that take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are generally recognized as expenses when declared by the Board of Directors and up to one year in advance of the payout dates. At December 31, 2025 and 2024, the total participating business in force was $29,533 and $30,460, respectively. As a percentage of total life insurance in force, participating business in force represented less than 1% at both December 31, 2025 and 2024.

For 2025, 2024 and 2023, premiums under individual policies were $533, $525 and $601, respectively. The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in 2025, 2024 and 2023 in the amount of $37, $30, and $44, respectively, to policyholders and did not allocate any additional income to such policyholders.

Federal Income Taxes

The Company files a consolidated life/non-life federal income tax return with Minnesota Mutual Companies, Inc. (MMC), the Company‘s ultimate parent. Entities included in the consolidated return include: Securian Holding Company, Robert Street Property Management, Inc., Securian Financial Group, Inc. (SFG), Securian Casualty Company, Securian Specialty Lines, Inc., Securian Ventures, Inc., Securian Financial Services, Inc. (SFS), Securian Asset Management, Inc. (Securian AM), Ochs Inc., 1880 Reinsurance Company, Lowertown Capital, LLC, Empyrean Holding Company, Inc. and its subsidiaries, Securian Holding Company Canada, Inc. and its subsidiaries, and Minnesota Life Insurance Company and its subsidiaries.

Empyrean Holding Company‘s subsidiaries include Empyrean Benefits Solutions, Inc. and Empyrean Insurance Services, Inc.

Minnesota Life‘s subsidiaries include Securian Life Insurance Company, Allied Solutions LLC (Allied) and subsidiaries, Securian AAM Holdings, LLC, Marketview Properties, LLC, Marketview Properties II, LLC, Marketview Properties III, LLC, Marketview Properties IV, LLC and Oakleaf Service Corporation.

The method of allocation between companies is subject to written agreement, approved by an officer of the Company. Under the agreement, the Company computes federal income taxes on a separate return basis, and benefit is given for operating losses and credits as utilized to reduce consolidated federal income taxes. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service (IRS).

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the statutory financial statements. Any such change could significantly affect the amounts reported in the statutory statements of operations. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Gross deferred tax assets and liabilities are measured using enacted tax rates, and a statutory valuation allowance must be established if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. The adjusted gross deferred tax assets are then considered for admitted asset status according to the admissibility tests as set forth by the NAIC. Changes in deferred tax assets and deferred tax liabilities, including changes attributable to changes in tax rates, are recognized as a component of unassigned surplus.

(Continued)
15

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(2)	Summary of Significant Accounting Policies (Continued)

Use of Estimates

The preparation of financial statements in conformity with statutory accounting practices requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the dates of the statutory statements of admitted assets, liabilities and capital and surplus and the reported amounts of revenues and expenses during the reporting period. Future events, including but not limited to, changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the financial statements and such changes in estimates are generally recorded on the statutory statements of operations in the period in which they are made.

The most significant estimates include those used in determining policy reserves, policy claims in process of settlement, valuation of and impairment losses on investments, and federal income taxes. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the statutory statements of admitted assets, liabilities and capital and surplus date. Management believes the amounts provided are appropriate.

(3)	Risks

The Company’s financial statements are based on estimates and assumptions that are subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the Company’s control or are subject to change. As such, actual results could differ from the estimates used in the financial statements and the value of the Company’s investments, its financial condition and its liquidity could be adversely affected. The following risks and uncertainties, among others, may have such an effect:

•	Economic environment and capital markets-related risks such as those related to interest rates, equity markets, credit spreads, real estate, and derivatives.

•	Investment-related risks such as those related to valuation, impairment, and concentration.

•

Business and operational-related risks such as those related to mortality/longevity, morbidity and claims experience, reinsurers and counterparties, liquidity, ratings, competition, use of artificial intelligence, cyber or other information security, fraud, and overall risk management.

•	Catastrophic and pandemic event-related risks that may impact policyholder behavior and claims experience, volatility in financial markets and economic activity, and operations.

•	Acquisition, disposition, or other structural change related risks.

•	Regulatory and legal risks such as those related to changes in fiscal, tax and other legislation, insurance and other regulation, and accounting standards.

The Company actively monitors and manages risks and uncertainties through a variety of policies and procedures in an effort to mitigate or minimize the adverse impact of any exposures impacting the financial statements.

(4)	Fair Value of Financial Instruments

Financial Assets and Financial Liabilities Reported at Fair Value

The fair value of the Company’s financial assets and financial liabilities has been determined using available market information as of December 31, 2025 and 2024.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company primarily uses the market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. To a lesser extent, the Company also uses the income approach which uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

(Continued)
16

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(4)	Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities Reported at Fair Value (Continued)

The Company is required to categorize its financial assets and financial liabilities carried at fair value on the statutory statements of admitted assets, liabilities and capital and surplus according to a three-level hierarchy under SSAP 100 - Fair Value Measurement (SSAP 100). Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities.

Level 3 – Fair value is based on at least one or more significant unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the assets or liabilities.

The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

The following table summarizes the Company’s financial assets and financial liabilities carried at fair value as of December 31, 2025:

	$		$		$		$
	Level 1		Level 2		Level 3		Total

Common stocks		$8,055		$—		$—		$8,055

Derivative instruments		—		45,478		—		45,478

Cash equivalents		31,587		—		—		31,587

Separate account assets		4,684		—		—		4,684

Total financial assets		$44,326		$45,478		$—		$89,804

Derivative instruments (1)		$—		$26,940		$—		$26,940

Total financial liabilities		$—		$26,940		$—		$26,940

(1)	Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

The following table summarizes the Company’s financial assets and financial liabilities carried at fair value as of December 31, 2024:

	$		$		$		$
	Level 1		Level 2		Level 3		Total

Common stocks		$7,680		$—		$345		$8,025

Derivative instruments		—		37,090		—		37,090

Cash equivalents		24,156		—		—		24,156

Separate account assets		4,252		—		—		4,252

Total financial assets		$36,088		$37,090		$345		$73,523

Derivative instruments (1)		$—		$21,516		$—		$21,516

Total financial liabilities		$—		$21,516		$—		$21,516

(1)	Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

(Continued)
17

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(4)	Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities Reported at Fair Value (Continued)

The methods and assumptions used to estimate the fair value of financial assets and liabilities are summarized as follows:

Common stocks

The Company’s common stocks consist primarily of investments in publicly traded companies. The fair values of common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1. The Company carried a small amount of non-exchange traded common stock classified within Level 3.

Derivative instruments

Derivative instrument fair values are based on quoted market prices when available. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties.

The majority of the Company’s derivative positions are traded in the Over-the-Counter (OTC) derivative market and are classified as Level 2. The fair values of most OTC derivatives are determined using discounted cash flow pricing models. The significant inputs to the pricing models are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. In general, OTC derivatives are compared to an outside broker quote when available and are reviewed in detail through the Company’s valuation oversight group. OTC derivatives valued using significant unobservable inputs would be classified as Level 3.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Cash equivalents

Money market funds are reported as cash equivalents. All money market funds are generally valued using unadjusted prices in active markets and are reflected in Level 1.

Separate account assets

Separate account assets are reported as a summarized total and are carried at estimated fair value based on the underlying assets in which the separate accounts are invested. Valuations for common stock and short-term investments are determined consistent with similar instruments as previously described. When available, fair values of bonds are based on quoted market prices of identical assets in active markets and are reflected in Level 1. When quoted prices are not available, the Company’s process is to obtain prices from third party pricing services, when available, and generally classify the security as Level 2. In accordance with SSAP 100, valuations for certain mutual funds were reclassified from Level 2 to Level 1 during 2025 as the values are based on reported net asset values provided by the fund managers. Other valuations using internally developed pricing models or broker quotes are generally classified as Level 3.

(Continued)
18

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(4)	Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities Reported at Fair Value (Continued)

The following table provides a summary of changes in fair value of Level 3 financial assets and financial liabilities measured at fair value during the year ended December 31, 2025:

	$		$		$		$		$		$		$
			Total realized and unrealized gains (losses) included in:
	Balance at beginning of year		Net income (loss)		Surplus		Purchases, sales and settlements, net		Transfers in to Level 3		Transfers out of Level 3		Balance at end of year

Common stocks		$345		$(234)		$193		$(304)		$—		$—		$—

Total financial assets		$345		$(234)		$193		$(304)		$—		$—		$—

The following table provides a summary of changes in fair value of Level 3 financial assets and financial liabilities measured at fair value during the year ended December 31, 2024:

	$		$		$		$		$		$		$
			Total realized and unrealized gains (losses) included in:
	Balance at beginning of year		Net income (loss)		Surplus		Purchases, sales, and settlements, net		Transfers in to Level 3		Transfers out of Level 3		Balance at end of year

Common stocks		$586		$—		$(241)		$—		$—		$—		$345

Total financial assets		$586		$—		$(241)		$—		$—		$—		$345

(Continued)
19

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(4)	Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities

The following table summarizes by level of fair value hierarchy the aggregate fair value of financial assets and liabilities held by the Company as of December 31, 2025:

	$		$		$		$		$		$
	Aggregate fair value		Carrying value		Level 1		Level 2		Level 3		Not practicable carrying value

Bonds:

Issuer credit obligations		$1,960,936		$2,043,422		$6,451		$1,500,848		$453,637		$—

Asset backed securities		584,370		597,230		—		510,355		74,015		—

Total bonds		2,545,306		2,640,652		6,451		2,011,203		527,652		—

Common stocks		8,055		10,161		8,055		—		—		2,106

Preferred stocks		6,899		7,000		—		—		6,899		—

Mortgage loans		573,441		596,086		—		—		573,441		—

Surplus notes		7,465		11,290		—		7,465		—		—

Derivative assets		45,478		45,478		—		45,478		—		—

Policy loans		27,203		22,621		—		—		27,203		—

Cash equivalents		31,587		31,587		31,587		—		—		—

Short-term investments		34,739		34,736		34,739		—		—		—

Separate account assets		4,684		4,684		4,684		—		—		—

Total financial assets		$3,284,857		$3,404,295		$85,516		$2,064,146		$1,135,195		$2,106

Deferred annuities		$38,317		$37,684		$—		$—		$38,317		$—

Annuity certain contracts		6,011		6,055		—		—		6,011		—

Supplementary contracts without life contingencies		—		197,169		—		—		—		197,169

Derivative liabilities (1)		26,940		26,940		—		26,940		—		—

Separate account liabilities		4,684		4,684		4,684		—		—		—

Total financial liabilities		$75,952		$272,532		$4,684		$26,940		$44,328		$197,169

(1)	Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

The following table provides a summary of financial assets with a not practicable carrying value as of December 31, 2025:

	Carrying value	Effective interest rate	Maturity date	Explanation for investments held at cost

Common stock	$2,106	N/A	N/A	Nonmarketable Federal Home Loan Bank of Des Moines (FHLB) membership

(Continued)
20

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(4)	Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities (Continued)

The following table summarizes by level of fair value hierarchy the aggregate fair value of financial assets and liabilities held by the Company as of December 31, 2024:

	$		$		$		$		$		$
	Aggregate fair value		Carrying value		Level 1		Level 2		Level 3		Not practicable carrying value

Bonds:

U.S. government securities		$6,187		$6,462		$6,187		$—		$—		$—

Agencies not backed by the full faith and credit of the U.S. government		44,352		47,830		—		44,352		—		—

Corporate securities		1,688,202		1,825,872		—		1,286,643		401,559		—

Asset-backed securities		249,759		251,476		—		240,723		9,036		—

Commercial mortgage-backed securities (CMBS)		197,319		206,617		—		197,319		—		—

Residential mortgage-backed securities (RMBS)		110,884		126,746		—		110,884		—		—

Total bonds		2,296,703		2,465,003		6,187		1,879,921		410,595		—

Common stocks		8,025		9,809		7,680		—		345		1,784

Preferred stocks		6,696		7,000		—		—		6,696		—

Mortgage loans		521,014		567,378		—		—		521,014		—

Surplus notes		7,347		11,298		—		7,347		—		—

Derivative assets		37,090		37,090		—		37,090		—		—

Policy loans		20,624		17,150		—		—		20,624		—

Cash equivalents		109,041		109,029		109,041		—		—		—

Separate account assets		4,252		4,252		4,252		—		—		—

Total financial assets		$3,010,792		$3,228,009		$127,160		$1,924,358		$959,274		$1,784

Deferred annuities		$38,902		$38,190		$—		$—		$38,902		$—

Annuity certain contracts		6,831		6,913		—		—		6,831		—

Supplementary contracts without life contingencies		—		175,581		—		—		—		175,581

Derivative liabilities (1)		21,516		21,516		—		21,516		—		—

Separate account liabilities		4,252		4,252		4,252		—		—		—

Total financial liabilities		$71,501		$246,452		$4,252		$21,516		$45,733		$175,581

(1)	Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

The following table provides a summary of financial assets with a not practicable carrying value as of December 31, 2024:

	Carrying value	Effective interest rate	Maturity date	Explanation for investments held at cost

Common stock	$1,784	N/A	N/A	Nonmarketable FHLB membership

(Continued)
21

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(4)	Fair Value of Financial Instruments (Continued)

Financial Assets and Financial Liabilities Reported at Other Than Fair Value

The Company uses various methods and assumptions to estimate the fair value of financial assets and financial liabilities that are not carried at fair value on the statutory statements of admitted assets, liabilities and capital and surplus.

Refer to note 2 Summary of Significant Accounting Policies and note 6 Derivative Instruments for additional fair value disclosures concerning bonds, cash equivalents, short-term investments, other assets and derivatives.

When available, fair values of bonds and surplus notes of unrelated entities are based on quoted market prices of identical assets in active markets and are reflected in Level 1.

When quoted prices are not available, the Company’s process is to obtain prices from third party pricing services, when available. The Company generally receives prices from pricing services and maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. The Company’s primary pricing service has policies and processes to ensure that it is using objectively verifiable observable market data. The pricing service regularly reviews the valuation inputs for investments covered and publishes and updates a summary of inputs used in its valuations by major type. The market inputs utilized in the pricing valuation depend on asset class and market conditions but typically include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. If the pricing service determines it does not have sufficient objectively verifiable information about an instrument’s valuation, it discontinues providing a valuation. In this instance, the Company would be required to produce its own internally modeled estimate of fair value.

Prices are reviewed by affiliated asset managers and management to validate reasonability. Instruments with validated prices from pricing services are generally reflected in Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the instrument remains within Level 2.

For instruments where quoted market prices are not available or the Company concludes the pricing information received from third party pricing services is not reflective of market activity - generally private placement bonds or bonds that do not trade regularly - a matrix pricing, discounted cash flow or other model is used. The pricing models are developed by obtaining spreads versus the U.S. Treasury yield for corporate bonds with varying weighted average lives and ratings. The weighted average life and rating of a particular instrument to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that instrument. The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then used to estimate the fair value. Certain other valuations are based on independent non-binding broker quotes. Instruments valued using pricing models or broker quotes are reflected in Level 3.

Fair values of mortgage loans are based upon matrix pricing and discounted cash flows. Fair values of policy loans are estimated by discounting expected cash flows. The expected cash flows reflect an estimate for the timing of repayment of the loans and weighted average loan interest rates.

The fair value of deferred annuities, which have guaranteed interest rates and surrender charges, were calculated using CARVM calculation procedures and current market interest rates. The Company believes this a reasonable approximation of fair value. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

The fair value of annuity certain contracts and supplementary contracts without life contingencies are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

(Continued)
22

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments

Bonds and Stocks

The Company’s bond portfolio consists of government bonds, public and private corporate bonds, financial asset-backed securities and non-financial asset-backed securities.

The Company invests in private placement bonds to enhance the overall value of its portfolio, increase diversification and obtain higher yields than are possible with comparable publicly traded bonds. Generally, private placement bonds provide broader access to management information, strengthened negotiated protective covenants, call protection features and, frequently, improved seniority of collateral protection. Private placement bonds generally are only tradable subject to restrictions by federal and state securities laws and are, therefore, less liquid than publicly traded bonds.

The Company holds financial asset-backed securities which primarily consist of CMBS and RMBS, as well as loans backed by other financial assets. CMBS that may be originated by single or multiple issuers, and are collateralized by mortgage loans secured by income producing commercial properties such as office buildings, multi-family dwellings, industrial, retail, hotels and other property types.

The Company’s RMBS portfolio consists of pass-through securities, which are pools of mortgage loans collateralized by single-family residences and primarily issued by government sponsored entities (e.g., GNMA, FNMA and FHLMC), and structured pass-through securities, such as collateralized mortgage obligations, that may have specific prepayment and maturity profiles and may be issued by either government sponsored entities or “private label” issuers. The Company’s RMBS portfolio primarily contains loans made to borrowers with strong credit histories. The Company’s portfolio consisted of $103,347 and $126,243 agency backed RMBS as of December 31, 2025 and 2024, respectively and non-agency backed RMBS of $31,455 and $503 as of December 31, 2025 and 2024, respectively. The Company’s RMBS portfolio also includes Alt-A mortgage loans to customers who have good credit ratings but have limited documentation for their source of income or some other standards used to underwrite the mortgage loan, and subprime residential loans to customers with weak credit profiles, including mortgages originated using relaxed mortgage-underwriting standards.

The Company’s other financial asset-backed securities portfolio consists of securities collateralized by the cash flows of receivables relating to airline, transportation equipment, credit cards, automobiles, single family rental properties, and other asset class loans.

Non-financial asset-backed securities are backed by cashflows from container leases, auto leases, wireless tower leases and other cash-generating non-financial assets.

(Continued)
23

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Bonds and Stocks (Continued)

The admitted asset value, gross unrealized gains and losses and estimated fair value of investments in bonds, summarized by asset categories required in the NAIC Annual Statement, were as follows:

	$	$		$		$
	Admitted	Gross unrealized				Fair
December 31, 2025	asset value	Gains		Losses		value

U.S. government obligations	$6,542		$16		$107	$6,451

Non-U.S. sovereign jurisdiction securities	11,132		—		417	10,715

Municipal bonds – special revenue	24,605		23		710	23,918

Total government bonds	42,279		39		1,234	41,084

Project finance bonds issued by operating entities	48,560		1,133		2,542	47,151

Corporate bonds	1,720,527		28,426		107,957	1,640,996

Single entity backed obligations	96,517		3,321		1,104	98,734

Bonds issued by funds representing operating entities	135,539		1,303		3,871	132,971

Total corporate bonds	2,001,143		34,183		115,474	1,919,852

Agency residential mortgage-backed securities -fully guaranteed	419		—		41	378

Agency residential mortgage-backed securities -not/partially guaranteed	102,927		352		9,273	94,006

Non-agency residential mortgage-backed securities	31,455		51		1,392	30,114

Non-agency commercial mortgage-backed securities	231,619		1,883		5,174	228,328

Other financial asset-backed securities – self-liquidating	111,807		1,450		279	112,978

Equity backed securities	3,660		—		289	3,371

Total financial asset-backed securities	481,887		3,736		16,448	469,175

Lease-backed securities – practical expedient	3,056		21		—	3,077

Other non-financial asset-backed securities – practical expedient	46,366		337		1,791	44,912

Lease-backed securities – full analysis	11,994		54		—	12,048

Other non-financial asset-backed securities – full analysis	53,927		2,702		1,471	55,158

Non financial asset-backed securities	115,343		3,114		3,262	115,195

Total	$2,640,652		$41,072		$136,418	$2,545,306

(Continued)
24

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Bonds and Stocks (Continued)

	$	$		$		$
	Admitted	Gross unrealized				Fair
December 31, 2024	asset value	Gains		Losses		value

U.S. government securities	$6,462		$6		$281	$6,187

Agencies not backed by the full faith and credit of the U.S. government	47,830		7		3,485	44,352

Corporate securities	1,825,872		14,680		152,350	1,688,202

Asset-backed securities	251,476		1,939		3,656	249,759

CMBS	206,617		747		10,045	197,319

RMBS	126,746		109		15,971	110,884

Total	$2,465,003		$17,488		$185,788	$2,296,703

The admitted asset value and estimated fair value of bonds at December 31, 2025, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	$		$
	Admitted asset value		Fair value

Due in one year or less		$50,417		$50,207

Due after one year through five years		432,022		423,487

Due after five years through ten years		539,068		541,059

Due after ten years		1,021,915		946,183

		2,043,422		1,960,936

Financial and non financial asset-backed securities		597,230		584,370

Total		$2,640,652		$2,545,306

The Company had certain bonds with a reported fair value lower than the amortized cost of the investment as follows:

	$	$	$	$
	December 31, 2025
	Less than 12 months
	Fair value	Amortized cost	Unrealized losses	Security count

Government bonds	$9,097	$9,171	$74	6

Corporate bonds	295,846	300,064	4,218	87

Financial asset-backed securities	37,294	37,473	179	18

Non financial asset-backed securities	22,380	23,323	943	8

	December 31, 2025
	12 months or greater
	Fair value	Amortized cost	Unrealized losses	Security count

Government bonds	$20,553	$21,713	$1,160	16

Corporate bonds	727,759	839,015	111,256	388

Financial asset-backed securities	209,872	226,141	16,269	161

Non financial asset-backed securities	21,510	23,829	2,319	13

(Continued)
25

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Bonds and Stocks (Continued)

	$	$	$	$
	December 31, 2024
	Less than 12 months
	Fair value	Amortized cost	Unrealized losses	Security count

U.S. government securities	$1,084	$1,118	$34	3

Agencies not backed by the full faith and credit of the U.S. Government	15,904	16,233	329	12

Corporate securities	503,319	518,827	15,508	183

Asset-backed securities	71,775	72,866	1,091	33

CMBS	29,925	30,328	403	10

RMBS	15,189	15,400	211	22

	December 31, 2024
	12 months or greater
	Fair value	Amortized cost	Unrealized losses	Security count

U.S. government securities	$4,380	$4,627	$247	4

Agencies not backed by the full faith and	26,433	29,589	3,156	23

Corporate securities	717,087	853,929	136,842	425

Asset-backed securities	40,475	43,040	2,565	32

CMBS	122,567	132,209	9,642	59

RMBS	86,718	102,478	15,760	100

For bonds where the carrying value exceeds fair value, the Company expects to collect all principal and interest payments, excluding previously recorded OTTI. In determining whether an impairment is other than temporary, the Company evaluates its intent and need to sell a security prior to its anticipated recovery in fair value. The Company performs ongoing analysis of liquidity needs, which includes cash flow testing. Cash flow testing includes duration matching of the investment portfolio and policyholder liabilities. As of December 31, 2025, the Company does not intend to sell and does not believe that it will be required to sell investments with an unrealized loss prior to recovery.

The following paragraphs summarize the Company’s evaluation of investment categories where carrying value exceeds fair value as of December 31, 2025.

Government securities are temporarily impaired due to current interest rates and not credit-related reasons. The Company expects to collect all principal and interest on these securities.

Unrealized losses related to corporate bonds are due to interest rates that are higher, and current market spreads that are wider than at the securities’ respective purchase dates. The Company performed an analysis of the financial performance of the underlying issuers and determined that the entire amortized cost for each temporarily impaired security is expected to be recovered.

ABSs are impacted by both interest rates and the value of the underlying collateral. The Company utilizes discounted cash flow models using outside assumptions to determine if an OTTI is warranted.

Agencies not backed by the full faith and credit of the U.S. government are temporarily impaired due to interest rates and not credit-related reasons. Although not backed by the full faith and credit of the U.S. government, these securities generally trade as if they are.

(Continued)
26

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Bonds and Stocks (Continued)

The Company’s CMBS portfolio had initial ratings of AA or higher and is diversified by property type and geographic location. The Company’s CMBS portfolio is primarily super senior and senior securities as opposed to mezzanine or below. Commercial real estate fundamentals have impacted most of the asset class and the Company has recognized OTTI when warranted.

The Company’s RMBS portfolio primarily consists of residential mortgages to prime borrowers. Fluctuations in the housing market continue to impact the valuations across the entire asset class. As of December 31, 2025, 77% of the RMBS portfolio was invested in agency pass-through securities.

At December 31, 2025 and 2024, bonds with a carrying value of $6,485 and $6,462, respectively, were on deposit with state regulatory authorities as required by law.

The common stock portfolio is managed with the objective of capturing long-term capital gains with a moderate level of current income. The carrying value of the Company’s common stock portfolio totaled $10,161 and $9,809 as of December 31, 2025 and 2024, respectively.

The Company had certain common stocks with a reported fair value lower than the cost of the investment as follows:

	$		$		$		$
Less than 12 months

	Fair value		Cost		Unrealized losses		Security count

December 31, 2025		$—		$—		$—		—

December 31, 2024		345		538		193		1

The preferred stock portfolio is primarily made up of mandatory redeemable preferred stocks. The carrying value of the Company’s preferred stock portfolio totaled $7,000 as of December 31, 2025 and 2024.

The Company had certain preferred stocks with a reported fair value lower than the cost of the investment as follows:

	$		$		$		$

	12 months or greater

	Fair value		Cost		Unrealized losses		Security count

December 31, 2025		$4,818		$5,000		$182		2

December 31, 2024		4,661		5,000		339		2

Mortgage Loans

The Company underwrites and purchases commercial mortgages on general purpose income producing properties. The Company has defined its portfolio segment as the commercial mortgage loan portfolio in total with the class segments defined as office buildings, retail facilities, apartment, industrial and other properties. Geographic and property type diversification is also considered in analyzing investment opportunities, as well as property valuation and cash flow. The mortgage loan portfolio totaled $596,086 and $567,378 at December 31, 2025 and 2024, respectively. Mortgage loans in which the Company is a participant totaled $323,478 and $318,635 at December 31, 2025 and 2024, respectively.

All of the Company’s commercial mortgage loan investments are managed and serviced directly by an affiliate, Securian AM. The Company currently does not hold any condominium commercial mortgage loan, construction, mezzanine or land loan investments.

(Continued)
27

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Mortgage Loans (Continued)

The following table shows the composition of the Company’s commercial mortgage loan portfolio, net of valuation allowances, by class as of December 31:

	$		$
	2025		2024

Industrial		$153,855		$140,965

Office buildings		76,775		68,753

Retail facilities		161,260		160,555

Apartment		163,797		160,140

Other		40,399		36,965

Total		$596,086		$567,378

If information is obtained on commercial mortgage loans that indicates a potential problem (likelihood of the borrower not being able to comply with the present loan repayment terms), the loan is placed on an internal surveillance list, which is routinely monitored by the Company. Among the criteria that would indicate a potential problem are: borrower bankruptcies, major tenant bankruptcies, loan relief/restructuring requests, delinquent tax payments, late payments, and vacancy rates.

A valuation allowance is established when it is probable that the Company will not be able to collect all amounts due under the contractual terms of the loan.

The following table provides a summary of the valuation allowance for the mortgage loan portfolio for the years ended December 31:

	$		$		$
	2025		2024		2023

Balance at beginning of year		$—		$1,000		$—

Change in allowance		—		(1,000)		1,000

Balance at end of year		$—		$—		$1,000

As of December 31, 2025 and 2024, the Company had $2,260 and $0, respectively, in a delinquent loan.

The Company assesses the credit quality of its mortgage loan portfolio by reviewing the performance of its portfolio which includes evaluating its performing and nonperforming mortgage loans. Nonperforming mortgage loans include loans that are not performing to the contractual terms of the loan agreement. Nonperforming mortgage loans do not include restructured loans that are current with payments and thus are considered performing.

There was one restructured loan with a total carrying value of $2,260 and $2,313 in the office buildings class at December 31, 2025 and 2024, respectively. The Company is a participant in this loan and cannot unilaterally foreclose on the property. For the years ended December 31, 2025 and 2024, the Company recognized total interest income of $67 and $75, respectively. The Company did not have any outstanding commitments to lend additional funds to borrowers with restructured loans as of December 31, 2025 and 2024.

(Continued)
28

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Net Investment Income

Net investment income for the years ended December 31 was as follows:

	$		$		$
	2025		2024		2023

Bonds		$114,477		$97,765		$72,663

Common stocks – unaffiliated		325		305		293

Preferred stocks – unaffiliated		318		225		186

Mortgage loans		27,505		19,935		13,804

Policy loans		880		667		296

Short-term investments		467		763		1,233

Other		2,539		3,744		1,803

Gross investment income		146,511		123,404		90,278

Amortization of IMR		(1,010)		(741)		(365)

Investment expenses		(3,340)		(2,895)		(2,267)

Total		$142,161		$119,768		$87,646

As of December 31, 2025 and 2024 gross due and accrued interest was $30,650 and $25,949, respectively, and non-admitted due and accrued interest from bonds in default or 90 days past due was $0 and $2, respectively, and are included in other assets on the statutory statements of admitted assets, liabilities and capital and surplus.

There were no paid-in-kind interest or deferred interest as of December 31, 2025 and 2024.

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) for the years ended December 31 were as follows:

	$		$		$
	2025		2024		2023

Bonds		$(2,669)		$(1,010)		$(4,366)

Common stocks – unaffiliated		(234)		—		—

Mortgage loans		(53)		(780)		—

Derivative instruments		8,211		7,340		711

Other invested assets		—		—		1

		5,255		5,550		(3,654)

Amount transferred to the IMR, net of taxes		2,108		573		2,477

Income tax benefit (expense)		(1,255)		(1,433)		136

Total		$6,108		$4,690		$(1,041)

Gross realized gains (losses) on sales of bonds for the years ended December 31 were as follows:

	$		$		$
	2025		2024		2023

Bonds:

Gross realized gains		$33		$401		$542

Gross realized losses		(2,702)		(1,411)		(3,594)

Proceeds from the sales of bonds amounted to $109,097, $199,224, and $308,897 for the years ended December 31, 2025, 2024 and 2023, respectively.

(Continued)
29

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(5)	Investments (Continued)

Net Realized Capital Gains (Losses) (Continued)

OTTI by asset type recognized in net realized capital gains (losses) for the years ended December 31 were as follows:

	$		$		$
	2025		2024		2023

Bonds:

Corporate securities		$—		$—		$(1,314)

Mortgage loans		(53)		(780)		—

Total OTTI		$(53)		$(780)		$(1,314)

In relation to ABSs and structured securities, the Company did not recognize OTTI on the basis of the intent to sell during 2025, 2024 or 2023. The Company also did not recognize any OTTI on the basis of the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis during 2025, 2024 or 2023.

Gross and admitted net aggregate net negative IMR was $4,065 and $2,966 as of December 31, 2025 and 2024, respectively, and the full amount was related to the general account. Admitted net negative IMR represented 0.7% and 0.6% of general account adjusted surplus of $575,011 and $523,567 as of December 31, 2025 and 2024. Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies and asset sales that generated admitted negative IMR were not compelled by liquidity pressures.

Changes in net unrealized capital gains (losses) for the years ended December 31 were as follows:

	$		$		$
	2025		2024		2023

Common stocks – unaffiliated		$567		$518		$(168)

Derivative instruments		1,309		(510)		7,953

Other		10		973		(991)

Deferred tax liability		(396)		(206)		(1,427)

Total		$1,490		$775		$5,367

Cost and gross unrealized gains (losses) on unaffiliated common stocks at December 31 were as follows:

	$	$		$
		2025		2024

Cost			$6,718		$6,934

Gross unrealized gains			3,443		2,875

Admitted asset value			$10,161		$9,809

(6)	Derivative Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the OTC market. The Company currently enters into derivative transactions that do not qualify for hedge accounting, or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although certain transactions do not qualify for hedge accounting or the Company chooses not to utilize hedge accounting, they provide the Company with an assumed economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. The Company uses option contracts to manage the risk associated with changes in estimated fair values related to the Company’s financial assets and liabilities, to generate income and manage other risks due to the variable nature of the Company’s cash flows.

Freestanding derivatives are carried on the Company’s statutory statements of admitted assets, liabilities and capital and surplus either as assets within derivative instruments or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

(Continued)
30

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(6)	Derivative Instruments (Continued)

The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk and equity market risk. The Company uses a variety of strategies to attempt to manage these risks. The following table presents the notional amount, estimated fair value, and primary underlying risk exposure of the Company’s derivative financial instruments held:

		$		$		$		$		$		$
		December 31, 2025						December 31, 2024
				Fair value						Fair value
Primary underlying risk exposure	Instrument type	Notional amount		Assets		Liabilities (1)		Notional amount		Assets		Liabilities (1)

Equity market	Equity options		$681,456		$45,478		$26,940		$609,775		$37,090		$21,516

Total derivatives			$681,456		$45,478		$26,940		$609,775		$37,090		$21,516

(1) The estimated fair value of all derivatives in a liability position is reported within other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

The freestanding derivatives utilized by the Company are for specific economic hedging programs related to various life insurance product liabilities that have market risk. Management considers the sales growth of products and the volatility in the markets in assessing the trading activity for these programs.

Equity options are used by the Company to economically hedge certain risks associated with fixed indexed universal life products that allow the holder to elect an interest rate return or a market component, where interest credited to the contracts is linked to the performance of an index. Certain contract holders may elect to rebalance index options at renewal dates. As of each renewal date, the Company has the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. The Company purchases equity options that are intended to be highly correlated to the portfolio allocation decisions of the contract holders with respect to returns for the current reset period.

The following tables present the amount and location of gains (losses) recognized on the statutory statements of operations and capital and surplus from derivatives:

	$	$	$
	2025

	Net realized capital gains (losses)	Net investment income	Net change in unrealized capital gains and losses

Equity options	$8,211	$—	$1,309

Total gains recognized from derivatives	$8,211	$—	$1,309

	2024

	Net realized capital gains (losses)	Net investment income	Net change in unrealized capital gains and losses

Equity options	$7,340	$—	$(510)

Total gains (losses) recognized from derivatives	$7,340	$—	$(510)

(Continued)
31

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(6)	Derivative Instruments (Continued)

	2023

	Net realized capital gains (losses)	Net investment income	Net change in unrealized capital gains and losses

Equity options	$711	$—	$7,953

Total gains recognized from derivatives	$711	$—	$7,953

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

The Company manages its credit risk related to OTC derivatives by entering into transactions with highly rated counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are purchased through regulated exchanges, and positions are settled on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. The Company’s collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting arrangements, to pledge collateral when the fair value of that counterparty’s derivatives reaches a pre-determined threshold. The Company received collateral from OTC counterparties in the amount of $18,550 and $16,000 at December 31, 2025 and 2024, respectively. Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the statutory statements of admitted assets, liabilities and capital and surplus. Credit agreements with counterparties permit the Company to sell or re-pledge this collateral; at December 31, 2025 and 2024, none of the collateral had been sold or re-pledged. The Company delivered collateral in the amount of $0 at December 31, 2025 and 2024. The Company maintained ownership of any collateral delivered. Securities collateral pledged by the Company is reported in bonds on the statutory statements of admitted assets, liabilities and capital and surplus.

(Continued)
32

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(7)	Separate Accounts

Separate account assets represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the Company for the exclusive benefit of the Company’s variable annuity life insurance policyholders.

The Company has no indexed separate accounts or guaranteed benefit accounts.

Information regarding the separate accounts of the Company was as follows:

	$	$	$	$
	Non-indexed guarantee less than / equal to 4%	Non-indexed guarantee more than 4%	Non- guaranteed	Total

Premiums, considerations or deposits for year ended December 31, 2025	$—	$—	$496	$496

	Non-indexed guarantee less than / equal to 4%	Non-indexed guarantee more than 4%	Non- guaranteed	Total

Reserves at December 31, 2025

For accounts with assets at:

Fair value	$—	$—	$4,684	$4,684

	Non-indexed guarantee less than / equal to 4%	Non-indexed guarantee more than 4%	Non- guaranteed	Total

Reserves at December 31, 2025

By withdrawal characteristics:

At fair value	$—	$—	$4,684	$4,684

The Company also has no separate accounts, which would be disclosed by withdrawal characteristics, at book value without market value adjustments and with surrender charges.

Reconciliation of net transfer to (from) separate accounts:

	$
	2025

Transfers as reported in the summary of operations of the

Annual Statement of the Separate Accounts:

Transfers to separate accounts		$496

Transfers from separate accounts		(647)

Net transfers to (from) separate accounts		(151)

Reconciling adjustments:

Other activity not included in transfers out in Annual Statement of the Separate Accounts fees and a receivable was recorded at the general account		—

Transfers as recorded in the Summary of Operations of the Life and Accident and Health Annual Statement		$(151)

(Continued)
33

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(8)	Federal Income Taxes

Federal income tax expense varies from amounts computed by applying the federal income tax rate of 21% to the gain (loss) from operations before federal income tax expense. The reasons for this difference and the tax effects thereof for the years ended December 31 were as follows:

	$		$		$
	2025		2024		2023

Provision computed at statutory rate		$12,630		$11,003		$(2,255)

Dividends received deduction		(220)		(248)		(276)

IMR amortization		212		156		77

Retroactive reinsurance gain		(14)		(15)		(16)

Net gain on reinsurance		63		(828)		(421)

Non-admitted assets		364		—		235

Change in reserves		—		(1,260)		—

Other		1,073		4		(41)

Total tax (benefit)		$14,108		$8,812		$(2,697)

Federal income tax expense		$16,450		$14,852		$6,417

Tax on capital losses/gains		1,256		1,433		(136)

Change in net deferred income taxes		(3,598)		(7,473)		(8,978)

Total statutory income taxes		$14,108		$8,812		$(2,697)

The components of incurred income tax expense for the years ended December 31 were as follows:

	$		$		$
	2025		2024		2023

Tax on income		$16,450		$15,236		$6,217

Tax on capital gains/losses		1,256		1,433		(136)

Other taxes		—		(384)		200

Total income tax expense		$17,706		$16,285		$6,281

The components of the net deferred tax asset as of December 31 were as follows:

	$	$	$
December 31, 2025	Ordinary	Capital	Total

Gross deferred tax assets	$66,801	$3,674	$70,475

Deferred tax assets non-admitted	(36,980)	—	(36,980)

	29,821	3,674	33,495

Deferred tax liabilities	(9,022)	(2,557)	(11,579)

Net admitted deferred tax asset	$20,799	$1,117	$21,916

December 31, 2024	Ordinary	Capital	Total

Gross deferred tax assets	$61,235	$3,399	$64,634

Deferred tax assets non-admitted	(33,736)	—	(33,736)

	27,499	3,399	30,898

Deferred tax liabilities	(7,888)	(2,161)	(10,049)

Net admitted deferred tax asset	$19,611	$1,238	$20,849

(Continued)
34

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(8)	Federal Income Taxes (Continued)

The components of the net deferred tax asset as of December 31 were as follows: (Continued)

	$		$		$
	Change ordinary		Change capital		Change total

Gross deferred tax assets		$5,566		$275		$5,841

Deferred tax assets non-admitted		(3,244)		—		(3,244)

		2,322		275		2,597

Deferred tax liabilities		(1,134)		(396)		(1,530)

Net admitted deferred tax asset		$1,188		$(121)		$1,067

The amounts of adjusted gross deferred tax assets admitted as of December 31 were as follows:

	$		$		$
December 31, 2025	Ordinary		Capital		Total

Federal income taxes paid in prior years recoverable through loss carrybacks		$—		$968		$968

Adjusted gross deferred tax assets expected to be realized within three years		18,242		2,707		20,949

Adjusted gross deferred tax assets offset by gross deferred tax liabilities		11,579		—		11,579

Deferred tax assets admitted		$29,821		$3,675		$33,496

The adjusted gross deferred tax asset allowed per limitation threshold as of December 31, 2025 was $20,949.

	$		$		$
December 31, 2024	Ordinary		Capital		Total

Federal income taxes paid in prior years recoverable through loss carrybacks		$—		$728		$728

Adjusted gross deferred tax assets expected to be realized within three years		17,450		2,671		20,121

Adjusted gross deferred tax assets offset by gross deferred tax liabilities		10,049		—		10,049

Deferred tax assets admitted		$27,499		$3,399		$30,898

The adjusted gross deferred tax asset allowed per limitation threshold as of December 31, 2024 was $20,121.

The ratio percentages used to determine the recovery period and threshold limitation amounts and the amount of adjusted capital and surplus used to determine recovery period and threshold limitation as of December 31 were as follows:

	$		$
	2025		2024

Ratio percentage		1,133%		1,064%

Capital and surplus used		$598,115		$541,983

(Continued)
35

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(8)	Federal Income Taxes (Continued)

As of December 31, 2025 and 2024, the availability of tax planning strategies resulted in no change to the Company’s adjusted gross deferred tax assets and net admitted deferred tax assets.

The Company did not use any reinsurance tax planning strategies.

The tax effects of temporary differences that give rise to the Company’s net deferred federal tax asset as of December 31 were as follows:

	$		$
	2025		2024

Deferred tax assets:

Ordinary:

Policyholder liabilities		$27,386		$23,675

Deferred acquisition costs		34,861		32,872

Loading		2,309		2,334

Non-admitted assets		413		777

Investments		1,838		1,563

Other		(6)		14

Gross ordinary deferred tax assets		66,801		61,235

Non-admitted ordinary deferred tax assets		(36,980)		(33,736)

Admitted ordinary deferred tax asset		29,821		27,499

Capital:

Investments		2,011		2,135

Other		1,663		1,265

Gross capital deferred tax assets		3,674		3,400

Non-admitted capital deferred tax assets		—		—

Admitted capital deferred tax asset		3,674		3,400

Admitted deferred tax assets		33,495		30,899

Deferred tax liabilities:

Ordinary:

Investments		3,029		2,592

Prepaid expenses		426		426

Deferred and uncollected premium		4,531		4,583

Policyholder liabilities		692		200

Other		344		88

Gross ordinary deferred tax liabilities		9,022		7,889

Capital:

Net unrealized capital gains		2,557		2,161

Gross capital deferred tax liabilities		2,557		2,161

Gross deferred tax liabilities		11,579		10,050

Net deferred tax asset		$21,916		$20,849

As of December 31, 2025 and 2024, management determined that a valuation allowance was not required for these gross deferred tax items based on management’s assessment that it is more likely than not that these deferred tax items will be realized through future reversals of existing taxable temporary differences and future taxable income. There are no differences for which deferred tax liabilities are not recognized.

(Continued)
36

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(8)	Federal Income Taxes (Continued)

The change in net deferred income taxes is comprised of the following:

	$		$		$
	2025		2024		Change

Total deferred tax assets		$70,475		$64,634		$5,841

Total deferred tax liabilities		(11,579)		(10,049)		(1,530)

Change in net deferred income tax		$58,896		$54,585		4,311

Tax effect of deferred tax asset on unrealized capital losses						396

Change in net deferred tax as reported in surplus						4,707

Tax effect of statutory reserve surplus adjustment on deferred tax asset						(1,109)

Change in net deferred income tax asset						$3,598

As of December 31, 2025, the Company had no net operating loss carryforwards, capital loss carryforwards or tax credit carryforwards. Total capital income taxes incurred in the current and prior years of $2,687 are available for recovery in the event of future net losses.

There were no deposits reported as admitted assets under Section 6603 of the (IRS) Code in 2025.

There were no accrued interest or penalties recorded as of December 31, 2025.

There was no unrecognized tax benefit for the years ending December 31, 2025 and 2024.

The Company does not expect a significant increase in tax contingencies within the next 12 months following the statutory statements of admitted assets, liabilities and capital and surplus date.

The Company is a nonapplicable reporting entity for the purposes of the Corporate Alternative Minimum Tax for the reporting period ending December 31, 2024.

All tax years through 2021 are closed. The IRS has not stated its intention to audit the MMC 2022, 2023 or 2024 consolidated tax return.

(9)	Related Party Transactions

The Company has an agreement with Minnesota Life, where Minnesota Life processes premiums and claims on behalf of the Company. These amounts are settled quarterly on a net basis. The Company also has agreements with Minnesota Life and other affiliates for expenses including charges for occupancy costs, data processing, compensation and benefits, advertising and promotion, and other administrative expenses which they incurred on behalf of the Company. At December 31, 2025 and 2024, the Company reported $31,663 and $42,061, respectively, as net amounts due to Minnesota Life and $844 and $776, respectively, as net amounts due to other affiliates. These amounts were subsequently settled. The amount of expenses incurred by the Company related to these agreements for the years ended December 31, 2025, 2024 and 2023 were $126,435, $112,593, and $96,026, respectively.

The Company has investment advisory agreements with an affiliate, Securian AM. Under these agreements, the Company incurs quarterly investment management fees based on total assets managed. Investment management fees incurred by the Company were $3,262, $2,842, and $2,215 in 2025, 2024 and 2023, respectively. As of December 31, 2025 and 2024, there were no amounts due to Securian AM under these agreements. These amounts are settled quarterly.

The Company also has agreements with SFS, an affiliated broker dealer, to distribute certain of the Company’s individual life and annuity products. As of December 31, 2025 and 2024, the amount payable to SFS was $0 and $158, respectively. These amounts are settled quarterly. Commissions and fees incurred under these agreements totaled $338, $401, and $728 for the years ended December 31, 2025, 2024 and 2023, respectively.

The Company has an agreement with Empyrean. Under this agreement the Company pays technology fees monthly for providing benefit enrollment and human resource solutions to the Company’s customers. The technology fees paid by the Company were $1,426 for 2025. As of December 31, 2025, there were no amounts due to Empyrean under this agreement.

(Continued)
37

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(9)	Related Party Transactions (Continued)

The Company also has an agreement with an affiliate, Allied, to provide Allied customers with certain insurance coverage that is underwritten by the Company. The Company incurred commissions related to these policies in the amount of $515, $290, and $288 in 2025, 2024 and 2023, respectively.

The Company has a reinsurance agreement with Minnesota Life, whereby the Company cedes certain group business to Minnesota Life. Activity is settled monthly. For the year ending December 31, the Company recognized activity related to this agreement within the following amounts on the statutory statements of admitted assets, liabilities and capital and surplus related to this agreement with Minnesota Life:

	$		$
	2025		2024

Admitted assets:

Premiums deferred and uncollected		$(50,737)		$(49,510)

Amounts recoverable on reinsurance		99,567		88,503

Total assets		$48,830		$38,993

Liabilities

Policy reserves:

Life insurance		$(136,791)		$(121,208)

Accident and health		(2,790)		(2,672)

Policy claims in process of settlement		(253,942)		(254,896)

Other policy liabilities		134,850		119,826

Total liabilities		$(258,673)		$(258,950)

For the year ending December 31, the Company recognized activity related to this agreement within the following line items of the statutory statements of operations:

	$		$		$
	2025		2024		2023

Revenues:

Premiums		$(1,228,236)		$(1,044,532)		$(880,554)

Commissions and expense allowances on reinsurance		125,229		106,566		75,470

Total revenues		(1,103,007)		(937,966)		(805,084)

Benefits and expenses:

Policyholder benefits		(1,001,336)		(892,048)		(797,041)

Increase (decrease) in policy reserves		(15,701)		(9,554)		917

Total benefits and expenses		(1,017,037)		(901,602)		(796,124)

Net income (loss)		$(85,970)		$(36,364)		$(8,960)

The Company has entered into agreements with Minnesota Life, whereby the Company may issue an individual life policy to certain individuals converting from a group life insurance policy issued by Minnesota Life or Minnesota Life may issue an individual life policy to certain individuals converting from a group life insurance policy issued by the Company. Upon issuance of the individual life policy, the Company either receives from or pays to Minnesota Life a conversion charge. For the years ended December 31, 2025, 2024 and 2023, the Company recognized $(296), $318, and $1,191 respectively, of expense charges from conversions, net of conversion income, which is recorded in general insurance expenses and other income, respectively, on the statements of operations. As of December 31, 2025 and 2024, the amount payable to Minnesota Life was $31 and $55, respectively. These amounts are settled quarterly.

(Continued)
38

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(9)	Related Party Transactions (Continued)

The Company has entered into an agreement with Minnesota Life, whereby the Company assigns the rights to its profit commission from unrelated third party reinsurers based on its underlying mortality experience to Minnesota Life in exchange for a fixed percentage allowance based on the premium reinsured. For the years ended December 31, 2025, 2024 and 2023 under this agreement, the Company recognized income of $689, $7,569, and $13,628 respectively, which is recorded in affiliated allowances on the statutory statements of operations. As of December 31, 2025 and 2024, the amount due to Minnesota Life was $492 and $1,248, respectively. These amounts are settled quarterly. Depending on the Company’s mortality experience in any given year, the fixed percentage allowance received from Minnesota Life can be favorable or unfavorable in relation to the profit commission the Company has forgone from the unrelated third party reinsurer and assigned to Minnesota Life.

The Company purchases a percentage of ownership of newly originated mortgage loans from Minnesota Life. For the years ending December 31, 2025, 2024 and 2023 the Company purchased $9,390, $59,155, and $51,850 respectively, of mortgage loans.

(10)	Liability for Unpaid Accident and Health Claims, and Claim and Loss Adjustment Expenses

Activity in the liability for unpaid accident and health claims and claim adjustment expenses, which is included within accident and health policy reserves and policy claims in process of settlement on the statutory statements of admitted assets, liabilities and capital and surplus, is summarized as follows:

	$		$		$
	2025		2024		2023

Balance at January 1		$67,305		$78,966		$75,719

Less: reinsurance recoverable		36,369		46,745		45,037

Net balance at January 1		30,936		32,221		30,682

Incurred related to:

Current year		89,682		68,593		61,489

Prior years		(7,101)		(12,536)		(9,692)

Total incurred		82,581		56,057		51,797

Paid related to:

Current year		60,164		45,613		38,456

Prior years		15,832		11,729		11,802

Total paid		75,996		57,342		50,258

Net balance at December 31		37,521		30,936		32,221

Plus: reinsurance recoverable		33,963		36,369		46,745

Balance at December 31		$71,484		$67,305		$78,966

As a result of changes in estimates of claims incurred in prior years, the accident and health claims and claim and loss adjustment expenses incurred decreased by $7,101, $12,536 and $9,692 in 2025, 2024 and 2023, respectively. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims and claim and loss adjustment expenses.

(Continued)
39

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(11)	Capital and Surplus and Dividends

Dividend payments by the Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Minnesota Department of Commerce. Based on these limitations and 2025 statutory results, the maximum amount available for the payment of dividends during 2026 by the Company without prior regulatory approval is $60,163.

Other than noted above, there are no restrictions placed on the Company’s unassigned surplus, including for whom the surplus is being held.

The Company did not receive capital contributions for the years ended December 31, 2025 and 2024. The Company received a capital contribution of cash from Minnesota Life in the amount of $50,000 for the year ended December 31, 2023.

The Company is required to meet certain minimum risk-based capital (RBC) requirements, which are imposed by the respective state of domicile. The formulas within the RBC calculation were developed by the NAIC. The RBC requirements were designed to monitor capital adequacy and to raise the level of protection for policyholders. Companies that have an RBC ratio below certain trigger points are required to take specified corrective action. The Company exceeded the minimum RBC requirements for the years ended December 31, 2025 and 2024.

(12)	Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible. At December 31, 2025 and 2024, policy reserves are reflected net of reinsurance ceded of $213,058 and $204,369, respectively.

Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The effect of reinsurance on premiums and annuity considerations for the years ended December 31 was as follows:

	$		$		$
	2025		2024		2023

Direct premiums and annuity considerations		$2,158,656		$2,396,221		$2,116,628

Reinsurance assumed		1,565		6,617		6,209

Reinsurance ceded		(1,522,481)		(1,447,168)		(1,292,352)

Total premiums and annuity considerations		$637,740		$955,670		$830,485

Reinsurance recoveries on ceded reinsurance contracts were $1,243,368, $1,139,300 and $1,084,682 during 2025, 2024 and 2023, respectively.

The Company has entered into a reinsurance agreement with Minnesota Life as discussed in detail in note 9 which is included in the reinsurance ceded information above.

The Company had an Aggregate Stop Loss reinsurance program, in conjunction with Minnesota Life with a 125% Loss Ratio attachment point and $110 million of available coverage capacity, through January 1, 2024. No reinsurance credit has been recorded for this program for the years ended December 31, 2025, 2024 and 2023.

(Continued)
40

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(13)	Commitments and Contingencies

The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on operations or the financial position of the Company.

As of December 31, 2025, the Company had committed to originate mortgage loans totaling $27,525 but had not completed the originations.

As of December 31, 2025, the Company had committed to purchase corporate bonds totaling $14,100, but had not completed the purchase transactions.

The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2025 and 2024, this liability was $474 and $990, respectively. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $2,108 and $1,965 as of December 31, 2025 and 2024, respectively. These assets are being amortized over a five-year period.

(14)	Borrowed Money

The Company has entered into a membership agreement with the FHLB, providing an efficient way to set up a borrowing facility with access to low cost funding. The total borrowing capacity is dependent on the amount and type of Company assets. As of December 31, 2025 and 2024, the Company does not have any outstanding borrowings.

The Company pledged general account bonds with a carrying value and fair value of $142,294 and $132,688, respectively, as collateral for FHLB borrowings as of December 31, 2025. At that time, the Company had the capacity for either long-term or short-term borrowings of approximately $114,199 without pledging additional collateral. If the fair value of the pledged collateral falls below the required collateral for the outstanding borrowed amount, the Company is required to pledge additional collateral. The carrying value and fair value of the maximum amount of general account collateral pledged to the FHLB during 2025 was $164,104 and $148,539, respectively.

As of December 31, 2025, the Company held FHLB Class A membership stock of $2,106. FHLB stock is carried at cost and is recorded in common stocks on the statutory statements of admitted assets, liabilities and capital and surplus.

(15)	Retrospectively Rated Contracts

The Company estimates accrued retrospective premium adjustments for its group and credit life and accident and health insurance business through a mathematical approach using an algorithm of the financial agreements in place with clients.

The amount of net premiums written by the Company at December 31, 2025 that are subject to retrospective rating features was $14,453 which represented 4% of the total net premiums written for group and credit life and accident and health. No other net premiums written by the Company are subject to retrospective rating features.

(Continued)
41

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(16)	Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Individual Annuities

	$		$		$		$		$
December 31, 2025	General account		Separate account with guarantees		Separate account non- guaranteed		Total		% of total

Subject to discretionary withdrawal:

With market value adjustment		$—		$—		$—		$—		0.0%

At book value less current surrender charges of 5% or more		19,993		—		—		19,993		37.2%

At fair value		—		—		—		—		0.0%

Total with market value adjustment or at fair value		19,993		—		—		19,993		37.2%

At book value without adjustment		17,691		—		—		17,691		33.0%

Not subject to discretionary withdrawal		16,022		—		—		16,022		29.8%

Total		$53,706		$—		$—		$53,706		100.0%

Amount included at book value less current surrender charges of 5% or more that will move to at book value without adjustment in the year after the report date		$—		$—		$—		$—

Group Annuities

	$		$		$		$		$
December 31, 2025	General account		Separate account with guarantees		Separate account non- guaranteed		Total		% of total

Subject to discretionary withdrawal:

With market value adjustment		$—		$—		$—		$—		0.0%

At book value less current surrender charges of 5% or more		—		—		—		—		0.0%

At fair value		—		—		—		—		0.0%

Total with market value adjustment or at fair value		—		—		—		—		0.0%

At book value without adjustment		103,382		—		—		103,382		5.8%

Not subject to discretionary withdrawal		1,670,262		—		—		1,670,262		94.2%

Total		$1,773,644		$—		$—		$1,773,644		100.0%

Amount included at book value less current surrender charges of 5% or more that will move to at book value without adjustment in the year after the report date		$—		$—		$—		$—

(Continued)
42

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(16)	Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics (Continued)

Deposit Type Contracts

	$		$		$		$		$
December 31, 2025	General account		Separate account with guarantees		Separate account non- guaranteed		Total		% of total

Subject to discretionary withdrawal:

With market value adjustment		$—		$—		$—		$—		0.0%

At book value less current surrender charges of 5% or more		—		—		—		—		0.0%

At fair value		—		—		—		—		0.0%

Total with market value adjustment or at fair value		—		—		—		—		0.0%

At book value without adjustment		199,358		—		—		199,358		100.0%

Not subject to discretionary withdrawal		—		—		—		—		0.0%

Total		$199,358		$—		$—		$199,358		100.0%

Amount included at book value less current surrender charges of 5% or more that will move to at book value without adjustment in the year after the report date		$—		$—		$—		$—

As of December 31, 2025:

	$
	Amount

Life and Accident and Health Annual Statement:

Annuities		$1,723,968

Supplementary contracts with life contingencies		103,382

Deposit-type contracts		199,358

Total reported on Life and Accident and Health Annual Statement		$2,026,708

Annual Statement of the Separate Accounts:

Exhibit 3 line 0299999, column 2		—

Total reported on the Annual Statement of the Separate Accounts		—

Combined total		$2,026,708

(Continued)
43

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(17)	Analysis of Life Actuarial Reserves by Withdrawal Characteristics

	$		$		$
	General account
December 31, 2025	Account value		Cash value		Reserve

Subject to discretionary withdrawal, surrender values or policy loans:

Term policies with cash value		$—		$—		$—

Universal life		78,801		78,788		78,793

Universal life with secondary guarantees		5,394		4,852		30,879

Indexed universal life		200,295		195,970		217,771

Indexed universal life with secondary guarantees		120,080		99,588		150,665

Indexed life		—		—		—

Other permanent cash value life insurance		4,621		4,439		8,812

Variable life		—		—		—

Variable universal life		563		563		563

Miscellaneous reserves		49,132		47,336		49,132

Not subject to discretionary withdrawal or no cash values:

Term policies without cash value		—		—		57,081

Accidental death benefits		—		—		1

Disability – active lives		—		—		202

Disability – disabled lives		—		—		205,067

Miscellaneous reserves		—		—		10,838

Total		458,886		431,536		809,804

Reinsurance ceded		—		—		192,961

Net total		$458,886		$431,536		$616,843

(Continued)
44

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(17)	Analysis of Life Actuarial Reserves by Withdrawal Characteristics (Continued)

	$		$		$
Separate account - non-guaranteed
December 31, 2025	Account value		Cash value		Reserve

Subject to discretionary withdrawal, surrender values or policy loans:

Term policies with cash value		$—		$—		$—

Universal life		—		—		—

Universal life with secondary guarantees		—		—		—

Indexed universal life		—		—		—

Indexed universal life with secondary guarantees		—		—		—

Indexed life		—		—		—

Other permanent cash value life insurance		—		—		—

Variable life		—		—		—

Variable universal life		4,684		4,684		4,684

Miscellaneous reserves		—		—		—

Not subject to discretionary withdrawal or no cash values:

Term policies without cash value		—		—		—

Accidental death benefits		—		—		—

Disability – active lives		—		—		—

Disability – disabled lives		—		—		—

Miscellaneous reserves		—		—		—

Total		4,684		4,684		4,684

Reinsurance ceded		—		—		—

Net total		$4,684		$4,684		$4,684

(Continued)
45

SECURIAN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements (Continued)

(in thousands)

(17)	Analysis of Life Actuarial Reserves by Withdrawal Characteristics (Continued)

As of December 31, 2025:

	$
	Amount

Life and Accident and Health Annual Statement:

Exhibit 5, Life insurance section, total (net)		$516,068

Exhibit 5, Accidental death benefits sections, total (net)		—

Exhibit 5, Disability – active lives section, total (net)		202

Exhibit 5, Disability – disabled lives section, total (net)		42,403

Exhibit 5, Miscellaneous reserves section, total (net)		58,170

Subtotal		616,843

Separate Accounts Annual Statement:

Exhibit 3 line 0199999, column 2		4,684

Exhibit 3 line 0499999, column 2		—

Exhibit 3 line 0599999, column 2		—

Subtotal		4,684

Combined total		$621,527

(18)	Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2025 were as follows:

	$		$
	Gross		Net of Loading

Ordinary new business		$895		$224

Ordinary renewal business		6,466		4,722

Subtotal		7,361		4,946

Premiums due and unpaid		38,824		38,824

Portion of due and unpaid over 90 days		(1,152)		(1,152)

Net admitted asset		$45,033		$42,618

(19)	Subsequent Events

Through March 26, 2026, the date these financial statements were issued, there were no material subsequent events that required recognition or additional disclosure in the Company’s financial statements.

46

SECURIAN LIFE INSURANCE COMPANY

Schedule of Selected Financial Data

December 31, 2025

(in thousands)

Investment Income Earned:

U.S. Government bonds	$69

Other bonds (unaffiliated)	114,408

Bonds of affiliates	—

Preferred stocks (unaffiliated)	318

Preferred stocks of affiliates	—

Common stocks (unaffiliated)	325

Common stocks of affiliates	—

Mortgage loans	27,505

Real estate	—

Premium notes, policy loans and liens	880

Cash on hand and on deposit	1,759

Short-term investments	467

Other invested assets	390

Derivative instruments	—

Aggregate write-ins for investment income	390

Gross investment income	$146,511

Real Estate Owned - Book Value less Encumbrances	$—

Mortgage Loans - Book Value:

Farm mortgages	$—

Residential mortgages	—

Commercial mortgages	596,086

Total mortgage loans	$596,086

Mortgage Loans By Standing - Book Value:

Good standing	$593,826

Good standing with restructured terms	$—

Interest overdue more than 90 days, not in foreclosure	$—

Foreclosure in process	$2,260

Other Long Term Assets - Statement Value	$—

Collateral Loans	$—

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:

Bonds	$—

Preferred stocks	$—

Common stocks	$—

(Continued)
47

SECURIAN LIFE INSURANCE COMPANY

Schedule of Selected Financial Data (Continued)

December 31, 2025

(in thousands)

	$

Bonds, Short-Term Investments and Certain Cash Equivalents by Class and Maturity:

Bonds, Short-Term Investments and Certain Cash Equivalents by Maturity - Statement Value:

Due within one year or less		$254,255

Over 1 year through 5 years		735,271

Over 5 years through 10 years		635,827

Over 10 years through 20 years		523,220

Over 20 years		526,815

No maturity date		—

Total by maturity		$2,675,388

Bonds, Short-Term Investments and Certain Cash Equivalents by NAIC designation - Statement Value:

NAIC 1		$1,562,475

NAIC 2		1,088,421

NAIC 3		24,492

NAIC 4		—

NAIC 5		—

NAIC 6		—

Total by NAIC designation		$2,675,388

Total Bonds, Short-Term Investments and Certain Cash Equivalents Publicly Traded		$1,790,570

Total Bonds, Short-Term Investments and Certain Cash Equivalents Privately Placed		$884,818

Preferred Stocks - Statement Value		$7,000

Common Stocks - Market Value		$10,161

Short-Term Investments and Cash Equivalents - Book Value		$66,323

Options, Caps & Floors Owned - Statement Value		$45,478

Options, Caps & Floors Written and In Force - Statement Value		$(26,940)

Collar, Swap & Forward Agreements Open - Statement Value		$—

Futures Contracts Open - Current Value		$—

Cash on Deposit		$33,537

Life Insurance In Force:

Industrial		$—

Ordinary		$4,163,536

Credit Life		$905,197

Group Life		$94,250,155

Amount of Accidental Death Insurance In Force Under Ordinary Policies		$—

Life Insurance Policies with Disability Provisions in Force:

Industrial		$—

Ordinary		$2,094

Credit Life		$3,487

Group Life		$57,954,858

(Continued)
48

SECURIAN LIFE INSURANCE COMPANY

Schedule of Selected Financial Data (Continued)

December 31, 2025

(in thousands)

	$

Supplementary Contracts in Force:

Ordinary - Not Involving Life Contingencies:

Amount on Deposit		$104,777

Income Payable		$226

Ordinary - Involving Life Contingencies:

Income Payable		$—

Group - Not Involving Life Contingencies:

Amount on Deposit		$93,488

Income Payable		$—

Group - Involving Life Contingencies:

Income Payable		$103,382

Annuities:

Ordinary:

Immediate - Amount of Income Payable		$1,939

Deferred - Fully Paid - Account Balance		$37,653

Deferred - Not Fully Paid - Account Balance		$—

Group:

Immediate - Amount of Income Payable		$104,954

Deferred - Fully Paid - Account Balance		$—

Deferred - Not Fully Paid - Account Balance		$—

Accident and Health Insurance - Premiums In Force:

Ordinary		$—

Group		$233,828

Credit		$11,320

Deposit Funds and Dividend Accumulations:

Deposit Funds - Account Balance		$1,081

Dividend Accumulations - Account Balance		$12

Claim Payments:

Group Accident and Health:

2025		$56,606

2024		$15,509

2023		$1,368

2022		$689

2021		$453

Prior		$471

Other Accident and Health:

2025		$—

2024		$—

2023		$—

2022		$—

2021		$—

Prior		$—

Other Coverages that use Developmental Methods to Calculate Claims Reserves:

2025		$947

2024		$797

2023		$316

2022		$123

2021		$28

Prior		$52

See accompanying independent auditors’ report.
49

SECURIAN LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2025

(in thousands)

$

1.) Total admitted assets (excluding separate accounts):		$3,679,982

2.) 10 Largest exposures to a single issuer/borrower/investment:

	$		$
Issuer	Amount		Percentage

Federal National Mortgage Association		$54,943		1.5%

Federal Home Loan Mortgage Corporation		$41,952		1.1%

DELOITTE LLP		$33,000		0.9%

Blue Owl Capital Inc		$23,000		0.6%

Aspen Creek Apartments Limited Partnership		$22,000		0.6%

Sempra		$21,533		0.6%

Jacobs Engineering Group Inc.		$19,481		0.5%

Pacific LifeCorp		$18,904		0.5%

Energy Transfer LP		$18,416		0.5%

HEB GROCERY CO		$18,000		0.5%

3.) Total admitted assets held in bonds and preferred stocks by NAIC rating:

	$		$			$		$
Bonds	Amount		Percentage		Stocks	Amount		Percentage

NAIC-1		$1,562,475		42.5%	P/RP-1		$7,000		0.2%

NAIC-2		$1,088,421		29.6%	P/RP-2		$—		0.0%

NAIC-3		$24,492		0.7%	P/RP-3		$—		0.0%

NAIC-4		$—		0.0%	P/RP-4		$—		0.0%

NAIC-5		$—		0.0%	P/RP-5		$—		0.0%

NAIC-6		$—		0.0%	P/RP-6		$—		0.0%

4.) Assets held in foreign investments:

	$		$
	Amount		Percentage

Total admitted assets held in foreign investments:		$219,778		6.0%

Foreign-currency denominated investments of:		$—		0.0%

Insurance liabilities denominated in that same foreign currency:		$—		0.0%

5.) Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	$		$
	Amount		Percentage

Countries rated by NAIC-1		$217,778		5.9%

Countries rated by NAIC-2		$—		0.0%

Countries rated by NAIC-3 or below		$2,000		0.1%

(Continued)
50

SECURIAN LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories (Continued)

December 31, 2025

(in thousands)

6.)	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

		$		$
Sovereign Rating	Country	Amount		Percentage

Countries rated by NAIC-1	Australia		$52,865		1.4%

	United Kingdom		$52,542		1.4%

Countries rated by NAIC-2			$—		0.0%

			$—		0.0%

Countries rated by NAIC-3 or below	Liberia		$2,000		0.1%

			$—		0.0%

7.)	Aggregate unhedged foreign currency exposure:

$		$
Amount		Percentage

	$—		0.0%

8.)	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	$		$
	Amount		Percentage

Countries rated by NAIC-1		$—		0.0%

Countries rated by NAIC-2		$—		0.0%

Countries rated by NAIC-3 or below		$—		0.0%

9.)	Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

		$		$
Sovereign Rating	Country	Amount		Percentage

Countries rated by NAIC-1			$—		0.0%

			$—		0.0%

Countries rated by NAIC-2			$—		0.0%

			$—		0.0%

Countries rated by NAIC-3 or below			$—		0.0%

			$—		0.0%

10.)	10 Largest non-sovereign foreign issues:

		$		$
Issuer	NAIC Rating	Amount		Percentage

ArcelorMittal S.A.	2FE		$13,912		0.4%

GIP PLUTO 2	2PL		$13,000		0.4%

Vodafone Group Public Limited Company	2FE		$11,586		0.3%

TotalEnergies Capital Société anonyme	1FE		$9,493		0.3%

Electricité de France S.A.	2FE		$8,140		0.2%

Triton Container International Limited	2FE		$7,000		0.2%

Rio Tinto Finance (USA) Limited	1FE		$5,941		0.2%

NSG UK	2PL		$5,660		0.2%

LYB International Finance B.V.	2FE		$5,040		0.1%

AGN	1YE		$5,000		0.1%

(Continued)
51

SECURIAN LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories (Continued)

December 31, 2025

(in thousands)

11.)	There were no admitted assets held in Canadian investments and unhedged Canadian currency exposures that exceeded 2.5% of the Company’s total admitted assets.

12.)	There were no admitted assets held in investments with contractual sales restrictions.

13.)	There were no admitted assets held in equity interests that exceeded 2.5% of the Company’s total admitted assets.

14.)	There were no admitted assets held in non-affiliated, privately placed equities.

	$		$		$
10 Largest fund managers	Total Invested		Diversified		Non- Diversified

Dreyfus Treasury Obligations Cash Management		$31,587		$31,587		$—

Invesco Exchange-Traded Fund Trust II - Invesco S&P 500 Low Volatility		$4,285		$4,285		$—

iShares Trust - iShares Core High Dividend ETF		$3,770		$—		$3,770

Carlyle Tactical Private Credit Fund		$5,000		$5,000		$—

KKR Income Opportunities Fund		$2,000		$2,000		$—

		$—		$—		$—

		$—		$—		$—

		$—		$—		$—

		$—		$—		$—

		$—		$—		$—
15.)	There were no admitted assets held in general partnership interests.

16.)	Mortgage loans reported in Schedule B are greater than 2.5% of the Company’s total admitted assets.

10 Largest Annual Statement Schedule B aggregate mortgage interests:

		$		$
Issuer	Type	Amount		Percentage

Aspen Creek	Commercial		$22,000		0.6%

Plaza Midwood	Commercial		$16,100		0.4%

20 Computer Drive	Commercial		$15,460		0.4%

Franklin Farm Village Center	Commercial		$11,400		0.3%

Highland Ridge II	Commercial		$10,786		0.3%

Shops at Stonebriar	Commercial		$10,164		0.3%

Beltway Business Center	Commercial		$10,000		0.3%

Aurora Marketplace	Commercial		$9,739		0.3%

Naper West	Commercial		$9,590		0.3%

Cityline At Tenley	Commercial		$9,500		0.3%

(Continued)
52

SECURIAN LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories (Continued)

December 31, 2025

(in thousands)

Admitted assets held in the following categories of mortgage loans:

	$	$		$
Category		Amount		Percentage

Construction loans			$—		0.0%

Mortgage loans over 90 days past due			$—		0.0%

Mortgage loans in the process of foreclosure			$2,260		0.1%

Mortgage loans foreclosed			$—		0.0%

Restructured mortgage loans			$—		0.0%

17.)	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

Loan-to-Value	Residential		Commercial		Agricultural

Above 95%	$—	0.0%	$2,260	0.1%	$—	0.0%

91% to 95%	$—	0.0%	$—	0.0%	$—	0.0%

81% to 90%	$—	0.0%	$—	0.0%	$—	0.0%

71% to 80%	$—	0.0%	$4,924	0.1%	$—	0.0%

below 70%	$—	0.0%	$588,902	16.0%	$—	0.0%

(Continued)
53

SECURIAN LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories (Continued)

December 31, 2025

(in thousands)

18.)	There were no assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in the Annual Statement Schedule A.

19.)	There were no assets held in investments held in mezzanine real estate loans.

20.)	Total admitted assets subject to the following types of agreements:

	At Year End		At End of Each Quarter

Agreement Type			1st Qtr	2nd Qtr	3rd Qtr

Securities lending	$—	0.0%	$—	$—	$—

Repurchase	$—	0.0%	$—	$—	$—

Reverse repurchase	$—	0.0%	$—	$—	$—

Dollar repurchase	$—	0.0%	$—	$—	$—

Dollar reverse repurchase	$—	0.0%	$—	$—	$—

21.)	Warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written

Hedging	$—	0.0%	$—	$—

Income generation	$—	0.0%	$—	$—

Other	$—	0.0%	$—	$—

22.)	Potential exposure for collars, swaps and forwards:

	At Year End		At End of Each Quarter

			1st Qtr	2nd Qtr	3rd Qtr

Hedging	$—	0.0%	$—	$—	$—

Income generation	$—	0.0%	$—	$—	$—

Replications	$—	0.0%	$—	$—	$—

Other	$—	0.0%	$—	$—	$—

23.) Potential exposure for future contracts:
	At Year End		At End of Each Quarter

			1st Qtr	2nd Qtr	3rd Qtr

Hedging	$—	0.0%	$—	$—	$—

Income generation	$—	0.0%	$—	$—	$—

Replications	$—	0.0%	$—	$—	$—

Other	$—	0.0%	$—	$—	$—

See accompanying independent auditors’ report.
54

SECURIAN LIFE INSURANCE COMPANY

Summary Investment Schedule

December 31, 2025

(in thousands)

Investment Categories	Gross Investment Holdings		Admitted Assets

Long-term bonds

U.S. government obligations	$6,542	0.19%	$6,542	0.19%

Non-U.S. sovereign jurisdiction securities	11,132	0.32%	11,132	0.32%

Municipal bonds - special revenue	24,605	0.72%	24,605	0.72%

Project finance bonds issued by operating entities	48,560	1.41%	48,560	1.41%

Corporate bonds	1,720,527	50.10%	1,720,527	50.10%

Single entity backed obligations	96,517	2.81%	96,517	2.81%

Bonds issued by funds representing operating entities	135,539	3.95%	135,539	3.95%

Total issuer credit obligations	$2,043,422	59.50%	$2,043,422	59.50%

Asset-backed securities

Financial asset-backed securities - self-liquidating	$478,227	13.93%	$478,227	13.93%

Financial asset-backed securities - not self-liquidating	3,660	0.11%	3,660	0.11%

Non-financial asset-backed securities	115,343	3.36%	115,343	3.36%

Total asset-backed securities	$597,230	17.40%	$597,230	17.40%

Preferred stocks

Industrial and miscellaneous (unaffiliated)	$7,000	0.20%	$7,000	0.20%

Total preferred stocks	$7,000	0.20%	$7,000	0.20%

Common stocks

Industrial and miscellaneous other (unaffiliated)	$2,106	0.06%	$2,106	0.06%

Exchange traded funds	8,055	0.23%	8,055	0.23%

Total common stocks	$10,161	0.29%	$10,161	0.29%

Mortgage loans

Commercial mortgages	$596,086	17.36%	$596,086	17.36%

Total mortgage loans	$596,086	17.36%	$596,086	17.36%

Cash, cash equivalents and short-term investments

Cash	$33,537	0.98%	$33,537	0.98%

Cash equivalents	31,587	0.92%	31,587	0.92%

Short-term investments	34,736	1.01%	34,736	1.01%

Total cash, cash equivalents and short-term investments	$99,860	2.91%	$99,860	2.91%

Policy loans	$22,621	0.66%	$22,621	0.66%

Derivatives	$45,478	1.32%	$45,478	1.32%

Other invested assets	$11,290	0.33%	$11,290	0.33%

Receivable for securities	$1,173	0.03%	$1,173	0.03%

Total invested assets	$3,434,321	100.00%	$3,434,321	100.00%

See accompanying independent auditors’ report.
55

SECURIAN LIFE INSURANCE COMPANY

Schedule of Supplemental Reinsurance Risks Interrogatories

December 31, 2025

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has Securian Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☐ No ☐ N/A ☒

2.

Has Securian Life Insurance Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☒ No ☐

If yes, indicate the number of reinsurance contracts to which such provisions apply:	1

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☒

N/A as the reinsurance contract did not result in a reinsurance credit.

3.

Does Securian Life Insurance Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.	Provisions that permit settlements to be made less frequently than quarterly;
c.	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
d.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ☐ No ☒

(Continued)
55

SECURIAN LIFE INSURANCE COMPANY

Schedule of Supplemental Reinsurance Risks Interrogatories

December 31, 2025

4.

Has Securian Life Insurance Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract	Response:	Identify reinsurance contract(s)	Has the insured event(s) triggering contract cover been recognized
Assumption reinsurance – new for the reporting period	Yes ☐ No		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No		Yes ☐ No ☐ N/A ☒

5.

Has Securian Life Insurance Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☒ N/A ☐

a.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☒ N/A ☐

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

See accompanying independent auditors’ report
56